                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

        Filed by the Registrant  |X|

        Filed by a Party other than the Registrant  |_|

        Check the appropriate box:

        |_|  Preliminary Proxy Statement      |_|   Confidential, for Use of the
                                                    Commission Only (as permitted by
                                                    Rule 14a-6(e)(2))

        |X|  Definitive Proxy Statement

        |_|  Definitive Additional Materials

        |_|  Soliciting Material Under Rule 14a-12

                          MARVELL TECHNOLOGY GROUP LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        |X|   No fee required.

        |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

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        (5) Total fee paid:

--------------------------------------------------------------------------------
        |_|    Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
        |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)    Amount previously paid:

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        (2)    Form, Schedule or Registration Statement no.:

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        (3)    Filing Party:

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        (4)    Date Filed:

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

                         MARVELL TECHNOLOGY GROUP LTD.
                                   4TH FLOOR
                                 WINDSOR PLACE
                                22 QUEEN STREET
                                P.O. BOX HM 1179
                                 HAMILTON HM EX
                                    BERMUDA


                                                                    May 21, 2001


Dear Shareholder:

     You are cordially invited to attend the 2001 Annual General Meeting of Shareholders of Marvell Technology Group Ltd., a Bermuda corporation, scheduled to be held at the offices of the Company's subsidiary, Marvell Semiconductor, Inc., 525 Almanor Avenue, Sunnyvale, California 94085, on Thursday, June 21, 2001 at 10:00 a.m. local time.

     As described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement, shareholders will be asked to vote on the election of Class 1 directors of the Company, to approve the Company's Second Amended and Restated Bye-Laws, to approve the Company's Amended and Restated 1995 Stock Option Plan, and to re-appoint PricewaterhouseCoopers LLP as the Company's independent auditors for the Company's 2002 fiscal year and to authorize the Board of Directors to fix the auditor's remuneration. Directors and executive officers of the Company will be present at the Annual General Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. I URGE YOU TO VOTE YOUR PROXY AS SOON AS POSSIBLE. Whether or not you plan to attend the Annual General Meeting in person, I urge you to sign, date and promptly return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual General Meeting and vote in person even if you have previously returned your proxy card.

     On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your continued support of the Company.

                                          Sincerely yours,

                                      /s/ SEHAT SUTARDJA
                                          Sehat Sutardja
                                          Co-Chairman of the Board, President
                                          and Chief Executive Officer

                         MARVELL TECHNOLOGY GROUP LTD.

                                   4TH FLOOR
                                 WINDSOR PLACE
                                22 QUEEN STREET
                                P.O. BOX HM 1179
                                 HAMILTON HM EX
                                    BERMUDA
                            ------------------------

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 21, 2001

     The 2001 Annual General Meeting of Shareholders of Marvell Technology Group Ltd., a Bermuda corporation, will be held at the offices of the Company's subsidiary, Marvell Semiconductor, Inc., 525 Almanor Avenue, Sunnyvale, California 94085, on Thursday, June 21, 2001 at 10:00 a.m. local time, subject to adjournment or postponement by the Board of Directors, for the following purposes:

        1. To elect four directors constituting Class 1 of the Company's Board of Directors, each to hold office for a three-year term and until their successor is duly elected and qualified;

        2. To consider and approve, as a Special Resolution, the Company's Second Amended and Restated Bye-Laws;

        3. To consider and approve the Company's Amended and Restated 1995 Stock Option Plan;

        4. To re-appoint PricewaterhouseCoopers LLP as the independent auditors of the Company for the Company's 2002 fiscal year ending January 26, 2002 and to authorize the Board of Directors to fix the auditor's remuneration; and

        5. To transact such other business as may properly come before the Annual General Meeting and any or all adjournments or postponements thereof.

     Only holders of record of common stock of the Company on April 30, 2001, will be entitled to notice of, and to vote at, the Annual General Meeting and any adjournment or postponement thereof.

     In order to constitute a quorum for the conduct of business at the Annual General Meeting, it is necessary that holders of a majority of all outstanding shares of common stock be present in person or be represented by proxy. Your attention is invited to the accompanying proxy statement. To assure your representation at the Annual General Meeting, please date, sign and mail the enclosed proxy, for which a return envelope is provided. Execution of a proxy will not in any way affect a shareholder's right to attend the Annual General Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised.

                                          By order of the Board of Directors


                                          /s/ WEILI DAI


                                          WEILI DAI
                                          Secretary

Sunnyvale, California

May 21, 2001


         PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
  If you have any questions, or have any difficulty voting your shares, please contact Matthew Gloss at (408) 222-2500.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Notice of Annual General Meeting of Shareholders
Proxy Statement.............................................    1
Proposal No. 1: Election of Directors.......................    4
Proposal No. 2: Approval of Second Amended and Restated
  Bye-Laws..................................................    8
Proposal No. 3: Approval of Amended and Restated 1995 Stock
  Option Plan...............................................   13
Proposal No. 4: Re-Appointment of Independent Auditors......   18
Security Ownership of Certain Beneficial Owners and
  Management................................................   19
Board of Directors and Committees of The Board..............   22
Compensation Committee Interlocks and Insider
  Participation.............................................   23
Executive Compensation......................................   26
Joint Report of the Compensation and Stock Option
  Committees................................................   28
Report of the Audit Committee...............................   30
Information Concerning Independent Auditors.................   31
Stock Performance Graph.....................................   32
Related Party Transactions..................................   33
Shareholders' Proposals for the 2002 Annual General
  Meeting...................................................   33
Other Matters...............................................   34
Section 16(a) Beneficial Ownership Reporting Compliance.....   34
Annual Report on Form 10-K..................................   35
Appendix A: Second Amended and Restated Bye-Laws............  A-1
Appendix B: Amended and Restated 1995 Stock Option Plan.....  B-1
Appendix C: Amended Audit Committee Charter.................  C-1

                         MARVELL TECHNOLOGY GROUP LTD.

                                   4TH FLOOR
                                 WINDSOR PLACE
                                22 QUEEN STREET
                                P.O. BOX HM 1179
                                 HAMILTON HM EX
                                    BERMUDA
                            ------------------------

                                PROXY STATEMENT
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                 JUNE 21, 2001
                            ------------------------

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the board of directors of Marvell Technology Group Ltd., a Bermuda corporation ("Marvell" or the "Company"), of proxies for use at the 2001 Annual General Meeting of Shareholders of the Company scheduled to be held at the offices of the Company's subsidiary, Marvell Semiconductor, Inc., 525 Almanor Avenue, Sunnyvale, California 94085, on Thursday, June 21, 2001 at 10:00 a.m. local time, and at any and all postponements and adjournments thereof.

           INFORMATION REGARDING VOTING AT THE ANNUAL GENERAL MEETING

GENERAL

     At the Annual General Meeting, the shareholders of the Company are being asked to consider and to vote upon (1) the election of the four directors constituting Class 1 of the Board of Directors nominated by the Company's Board of Directors to serve until the Annual General Meeting of Shareholders to be held in calendar year 2004 (see "Election of Directors" at page 4 of this proxy statement), (2) as a Special Resolution, the approval of the Company's Second Amended and Restated Bye-Laws (see "Approval of Second Amended and Restated Bye-Laws" at page 8 of this proxy statement), (3) the approval of the Company's Amended and Restated 1995 Stock Option Plan (see " Approval of Amended and Restated 1995 Stock Option Plan" at page 13 of this proxy statement), and (4) the re-appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for its 2002 fiscal year and to authorize the Board of Directors to fix the auditor's remuneration (see "Re-Appointment of Independent Auditors" at page 18 of this proxy statement). Shares represented by properly executed proxies received by the Company will be voted at the Annual General Meeting in the manner specified therein or, if no instructions are marked on the proxy card, FOR each of the director nominees identified on such card, FOR approval of the Company's Second Amended and Restated Bye-Laws, FOR approval of the Company's Amended and Restated 1995 Stock Option Plan, and FOR the re-appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the Company's 2002 fiscal year and to authorize the Board of Directors to fix the auditor's remuneration. Although management does not know of any other matter to be acted upon at the Annual General Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters that may properly come before the Annual General Meeting.


     The approximate date on which this proxy statement and the enclosed proxy card are first being sent to shareholders is May 21, 2001.

PRINCIPAL EXECUTIVE OFFICE

     The mailing address of the principal executive offices of the Company is 4th Floor, Windsor Place, 22 Queen Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda, and our telephone number there is (441) 296-6395.

RECORD DATE AND VOTING

     April 30, 2001 has been set as the record date for the Annual General Meeting. Only shareholders of record on Monday, April 30, 2001, will be entitled to notice of and to vote at the Annual General Meeting. On the record date, 115,396,288 shares of the Company's common stock, par value $0.002 per share, were outstanding. Each share of outstanding common stock is entitled to one vote on each matter to be voted on at the Annual General Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of the voting power of the stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual General Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual General Meeting, the Annual General Meeting may be adjourned in order to permit the further solicitation of proxies.

     Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld. Directors are elected by plurality, and therefore votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved and therefore will have no effect on the outcome of such matter. Subject to limited exceptions, any shareholder proposals that properly come before the Annual General Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of common stock present, in person or represented by proxy, at the Annual General Meeting and entitled to vote on the subject matter. The proposal to approve the Company's Second Amended and Restated Bye-Laws requires a Special Resolution of the shareholders. A Special Resolution is a resolution approved by not less than 66 2/3% of the voting power of the shares and 66 2/3% in number of the shareholders, present in person or represented by proxy, and entitled to vote at the Annual General Meeting.

     Shareholders should complete and return the proxy card as soon as possible. To be valid, the proxy card must be completed in accordance with the instructions on it and received at the address set forth below at least two hours prior to the Annual General Meeting:

       Marvell Technology Group Ltd.
        c/o First Union National Bank
        Attn: Proxy Tabulation NC-1153
        P.O. Box 217950
        Charlotte, NC 28254-3555
        U.S.A.

     No postage is required if the proxy is mailed in the enclosed envelope within the United States to the United States address set forth above.

REVOCATION OF PROXIES

     Execution of a proxy will not in any way affect a shareholder's right to attend the Annual General Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised. A proxy may be revoked by either:

     - delivering to the Secretary of the Company, prior to the commencement of the Annual General Meeting, either a written notice of revocation or a duly executed proxy bearing a later date at the address set forth above; or

     - voting in person at the Annual General Meeting.

SOLICITATION

     The Company is making this solicitation, and the cost of preparing, assembling and mailing the Notice of Annual General Meeting of Shareholders, this Proxy Statement and the enclosed proxy card will be paid by the Company. Following the mailing of this proxy statement, directors, officers and other employees of the Company may solicit proxies by mail, telephone, e-mail or in person. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

                      PRESENTATION OF FINANCIAL STATEMENTS

     In accordance with Section 84 of the Companies Act 1981 of Bermuda and Bye-Law 73 of the Company, the Company's audited consolidated financial statements for the fiscal year ended January 27, 2001 will be presented at the Annual General Meeting. These statements have been approved by the Company's directors. There is no requirement under Bermuda law that such statements be approved by shareholders, and no such approval will be sought at the Annual General Meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The number of directors of the Company is currently 10. The Board of Directors is divided into three classes with Class 1 having four members and each of Classes 2 and 3 having three members. One class of the Board of Directors is elected each year. At the Annual General Meeting, shareholders of the Company will be asked to vote on the election of four directors as Class 1 directors. All directors elected at the Annual General Meeting will be elected to three-year terms and will serve until their successors have been duly elected and qualified.

NOMINEES FOR ELECTION

     Set forth below are the names of persons nominated by the Company's Board of Directors for election as Class 1 directors at the Annual General Meeting. The information set forth below as to each nominee has been furnished by the nominee.

                                 CLASS OF     TERM
          NAME            AGE    DIRECTOR    EXPIRES                 CURRENT OCCUPATION
          ----            ---    --------    -------                 ------------------
John M. Cioffi(1).......  44        1         2004      Director since March 2000. Dr. Cioffi has
                                                        been a professor of Electrical Engineering at
                                                        Stanford University since 1986. In 1991, he
                                                        founded Amati Communications Corporation,
                                                        which designs and manufactures modems for
                                                        Asymmetric Digital Subscriber Lines, and
                                                        served as the Chief Technology Officer and
                                                        Vice President until the company's
                                                        acquisition by Texas Instruments, Inc. in
                                                        1998. Dr. Cioffi is an IEEE fellow and serves
                                                        as a director for ITEX.
Paul R. Gray(1).........  58        1         2004      Director since March 2000. Since July 2000,
                                                        Dr. Gray has served as Executive Vice
                                                        Chancellor and Provost at the University of
                                                        California at Berkeley. During his 28-year
                                                        tenure with the University, Dr. Gray has held
                                                        numerous administrative posts, including
                                                        Director of the Electronics Research
                                                        Laboratory, Vice Chairman of the EECS
                                                        Department for Computer Resources, Dean of
                                                        the College of Engineering and Chairman of
                                                        the Department of Electrical Engineering and
                                                        Computer Sciences.
Avigdor Willenz.........  44        1         2004      Director and the Executive Vice President of
                                                        the Communications Business Group of Galileo
                                                        Technology Ltd. since January 2001, upon the
                                                        consummation of the acquisition of Galileo
                                                        Technology Ltd. by the Company. Mr. Willenz
                                                        was the founder of Galileo Technology Ltd.,
                                                        and from its inception in November 1992 until
                                                        January 2001, Mr. Willenz served as its
                                                        Chairman of the Board and Chief Executive
                                                        Officer. From August 1988 until February
                                                        1993, Mr. Willenz was Corporate Product
                                                        Definition Manager/Chief Engineer for
                                                        Integrated Device Technology (IDT), which
                                                        develops semiconductor devices for data
                                                        networking and telecommunications equipment.
                                                        Mr. Willenz serves as a director for Radware
                                                        Ltd. Mr. Willenz holds a Bachelor of Science
                                                        degree in Electrical Engineering from the
                                                        Technion in Israel.

                                 CLASS OF     TERM
          NAME            AGE    DIRECTOR    EXPIRES                 CURRENT OCCUPATION
          ----            ---    --------    -------                 ------------------
Manuel Alba.............  45        1         2004      Director and Vice President of Strategy and
                                                        Business Development of the Communications
                                                        Business Group of Galileo Technology, Inc., a
                                                        subsidiary of Galileo Technology Ltd., since
                                                        January 2001. From April 1994 until the
                                                        acquisition of Galileo Technology Ltd. by the
                                                        Company in January 2001, Mr. Alba served as a
                                                        director and the President of Galileo
                                                        Technology Ltd. and as President of Galileo
                                                        Technology, Inc. Mr. Alba holds a Bachelor of
                                                        Science degree in Electrical Engineering from
                                                        the National Polytechnic Institute in Mexico
                                                        City, a Master of Science degree in
                                                        Electrical Engineering from the University of
                                                        Southern California and a Master of Business
                                                        Administration degree from the University of
                                                        Santa Clara.

---------------
(1) Member of the Compensation Committee.

     The Company has been advised by each nominee named in this proxy statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the shareholder on such proxy and may be voted for a substitute nominee selected by the Board of Directors.

BOARD RECOMMENDATION AND REQUIRED VOTE

     The Board of Directors recommends that you vote FOR all of the nominees for director identified above. Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby FOR the election of all of the nominees for director named above. Assuming the presence of a quorum, directors will be elected by a plurality of the votes of the shares present and entitled to vote at the Annual General Meeting. Because directors are elected by plurality, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

OTHER DIRECTORS

     The following table sets forth certain information with respect to the other directors of the Company. The information as to each director has been furnished by the director.

                                 CLASS OF     TERM
    NAME OF DIRECTOR      AGE    DIRECTOR    EXPIRES                 CURRENT OCCUPATION
    ----------------      ---    --------    -------                 ------------------
Sehat Sutardja(3).......  39        3         2003      A co-founder of the Company, Dr. S. Sutardja
                                                        has served as its President since inception
                                                        in January 1995 and as its Co-Chairman of the
                                                        Board and Chief Executive Officer since
                                                        August 1995. In addition, he has served as
                                                        President, Chief Executive Officer and a
                                                        Director of Marvell Semiconductor, Inc. since
                                                        its inception. Dr. Sutardja received his
                                                        Master of Science and Ph.D. degrees in
                                                        Electrical Engineering and Computer Science
                                                        from the University of California at
                                                        Berkeley. Dr. Sutardja is the husband of
                                                        Weili Dai and the brother of Dr. Pantas
                                                        Sutardja.
Diosdado P.
  Banatao(2)(1).........  54        2         2002      Co-Chairman of the Board since October 1995.
                                                        Mr. Banatao is currently the managing partner
                                                        of Tallwood Venture Capital, which he founded
                                                        in June 2000. He was a venture partner in
                                                        Mayfield Fund, a venture capital fund, from
                                                        1998 until June 2000. Prior to joining
                                                        Mayfield Fund, Mr. Banatao founded S3,
                                                        Incorporated, a designer and manufacturer of
                                                        graphics and video accelerators for personal
                                                        computers and related peripheral products.
                                                        Mr. Banatao served as President and Chief
                                                        Executive Officer of S3 from 1989 until 1992
                                                        and as its Chairman from 1992 to 1998. Mr.
                                                        Banatao holds a Bachelor of Science degree in
                                                        Electrical Engineering from the Mapua
                                                        Institute of Technology and a Master of
                                                        Science degree in Electrical Engineering and
                                                        Computer Science from Stanford University.
Weili Dai(3)............  39        3         2003      A co-founder of the Company, Ms. Dai has
                                                        served as its Vice President and one of its
                                                        directors since inception in January 1995 and
                                                        its Secretary since June 2000. Ms. Dai was
                                                        promoted from Vice President to Executive
                                                        Vice President in 1996, which position she
                                                        currently holds. Ms. Dai has also served as
                                                        Executive Vice President and Director for
                                                        Marvell Semiconductor, Inc. since its
                                                        inception. Ms. Dai also holds the position of
                                                        Executive Vice President of the
                                                        Communications Business Group of Marvell
                                                        Semiconductor, Inc. effective April, 2001.
                                                        She is also responsible for the human
                                                        resources functions. Ms. Dai holds a Bachelor
                                                        of Science degree in Computer Science from
                                                        the University of California at Berkeley. Ms.
                                                        Dai is the wife of Dr. Sehat Sutardja.

                                 CLASS OF     TERM
    NAME OF DIRECTOR      AGE    DIRECTOR    EXPIRES                 CURRENT OCCUPATION
    ----------------      ---    --------    -------                 ------------------
Pantas Sutardja.........  38        3         2003      A co-founder of the Company, Dr. P. Sutardja
                                                        has served as its Vice President and one of
                                                        its directors since inception in January
                                                        1995, and as Vice President of Engineering
                                                        for Marvell Semiconductor, Inc. from its
                                                        inception until 1999, when he was appointed
                                                        Chief Technology Officer. Dr. Sutardja has
                                                        also been a Director of Marvell
                                                        Semiconductor, Inc. from its inception. Dr.
                                                        Sutardja holds Bachelor of Science, Master of
                                                        Science and Ph.D. degrees in Electrical
                                                        Engineering and Computer Science from the
                                                        University of California at Berkeley. Dr.
                                                        Sutardja is the brother of Dr. Sehat
                                                        Sutardja.
Kuo Wei (Herbert)
  Chang(2)(1)...........  39        2         2002      A Director since November 1996. Since April
                                                        1996, Mr. Chang has been President of
                                                        InveStar Capital, Inc., a technology venture
                                                        capital management firm based in Taiwan.
                                                        Since February 1998, Mr. Chang has also been
                                                        the managing member of Forefront Associates
                                                        LLC, which is the general partner of
                                                        Forefront Venture Partners, L.P. From 1994 to
                                                        1996, Mr. Chang was Senior Vice President of
                                                        WK Technology Fund, a venture capital fund.
                                                        Mr. Chang serves as a director for Oplink
                                                        Communications, Inc. Mr. Chang holds a
                                                        Bachelor of Science degree from National
                                                        Taiwan University and a Master of Business
                                                        Administration degree from National
                                                        Chiao-Tung University in Taiwan.
Ronald D. Verdoorn(2)...  50        2         2002      A Director since January 1998. Since January
                                                        1999, Mr. Verdoorn has served as Executive
                                                        Vice President of Global Operations for
                                                        Affymetrix, Inc., a company specializing in
                                                        the development of technology for acquiring
                                                        and managing complex genetic information for
                                                        use in biomedical research, genomics and
                                                        clinical diagnostics. From 1997 to 1999, Mr.
                                                        Verdoorn served as an independent consultant
                                                        to the hard disk drive industry. From 1983 to
                                                        1997, Mr. Verdoorn held a number of positions
                                                        with Seagate Technology, Inc., most recently
                                                        as Executive Vice President and Chief
                                                        Operating Officer of Storage Products. Mr.
                                                        Verdoorn holds a Bachelor of Arts degree in
                                                        Sociology from Linfield College.

---------------
(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Stock Option Committee.

                                 PROPOSAL NO. 2

                APPROVAL OF SECOND AMENDED AND RESTATED BYE-LAWS

     At the Annual General Meeting, the shareholders will be asked to approve the Company's Second Amended and Restated Bye-Laws, including re-designating all previously designated preferred shares as "blank check" preferred shares. A copy of the Second Amended and Restated Bye-Laws is attached hereto as Appendix A.

     In connection with its initial public offering in June 2000, the Company adopted certain Bye-Law changes with the goal of easing its administration as a public company and providing appropriate protections against changes in control. Because of certain features of the Company's then-existing Bye-Laws related to outstanding preferred shares, however, all of which converted into common shares on the date of the Company's initial public offering, the Company was not able to adopt all of the changes it believed necessary at that time. Therefore, effective as of May 1, 2001, the Board approved and adopted the Second Amended and Restated Bye-Laws, subject to shareholder approval.

SUMMARY OF CHANGES

     The material changes to the Bye-Laws, each of which is discussed in further detail below, include the following:

          1. The Bye-Laws have been amended to eliminate previous designations of preferred shares as shares of Series A, Series B, Series C, Series D and Series E preferred shares. The effect of this change is to redesignate all 8 million of the Company's authorized preferred shares as preferred shares that may be issued with such rights, preferences and privileges as the Board may designate;

          2. The Bye-Laws have been amended to change the definition of "Special Resolution" by eliminating the requirement that a Special Resolution include the approval of 66 2/3% of those record shareholders present and voting in person or by proxy at the specified meeting, regardless of the number of shares those shareholders are voting. The definition as revised simply requires the approval of 66 2/3% of the shares voted at the meeting;

          3. The Bye-Laws have been amended to clarify that the Company's prior change of control measures, which required a Special Resolution for the approval of any business combination, are applicable only with respect to transactions that do not receive the approval of 66 2/3% of the Board. Prior to the amendment, the Company's change of control Bye-Laws required a Special Resolution of the shareholders for any transaction involving a merger or amalgamation of the Company or any subsidiary of the Company, regardless of the approval of the Company's Board and regardless of whether the Company was the initiating party for such transaction. Any merger or amalgamation of the Company will still be subject to the shareholder approval requirements of Bermuda's Companies Act 1981;

          4. The Bye-Laws have been amended to provide that shareholder nominations of directors and other shareholder proposals may be presented not less than 60 nor more than 180 days prior to the date of the relevant annual general meeting. The Bye-Laws previously provided that shareholders had to provide such notice not less than 60 nor more than 90 clear days prior to the date of the annual general meeting, which was inconsistent with the requirement that proposals and nominations be provided to the Company 120 days prior to the annual general meeting for inclusion in the Company's proxy statement;

          5. The Bye-Laws previously provided that approval by at least four members of the Board was required for any borrowings in excess of $1 million, entering into any contract or commitment which required payments in excess of $1 million or purchasing, acquiring, selling or disposing of assets for amounts in excess of $1 million. The Bye-Laws have been amended to specify that the approval threshold is an absolute majority of the directors then in office. The Bye-Laws were also amended to raise the threshold with regard to borrowings to $25 million and to eliminate specific absolute majority requirements with regard to contracts and asset sales. Such transactions will nonetheless remain subject to the requirements of Bermuda law and to the listed company requirements of the NASDAQ National Market;

          6. The Bye-Laws have been amended to provide that the Board of Directors, rather than the shareholders in general meeting, may determine the remuneration of directors;

          7. The Bye-Laws have been amended to provide that in the event the office of Auditor is vacant for any reason, the Board can appoint an interim Auditor to serve until the next annual general meeting of shareholders;

          8. The Bye-Laws have been amended to allow amendments to the Bye-Laws to be approved by a simple majority of shareholders, excluding only those Bye-Laws that require that any act be taken by Special Resolution; and

          9. The Bye-Laws have been otherwise amended to eliminate clauses related solely to actions taken in connection with the Company's organization, to eliminate duplicative clauses and to correct typographical errors.

DESCRIPTION OF CHANGES

     The following is a description of the changes to the Bye-Laws summarized above. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bye-Laws attached to this proxy statement as Appendix A and incorporated herein by reference. Shareholders are encouraged to read the text of the Second Amended and Restated Bye-Laws in their entirety.

  Elimination of previous designations of preferred shares as Series A through Series E preferred shares

     At the time of its initial public offering, all of the Company's preferred shares were designated as either Series A, Series B, Series C, Series D or Series E preferred shares. In connection with the initial public offering, all outstanding preferred shares converted to common shares and the specific rights, preferences and privileges of each series of preferred shares expired. However, because the prior Bye-Laws and the resolutions approving prior designations of preferred shares contained conflicting language regarding the Board's right to reissue without shareholder approval previously designated preferred shares, the Bye-Laws have been amended to clarify that the Board may reissue the Company's 8,000,000 preferred shares with such rights, preferences and privileges as the Board may determine.

     The Board believes that preferred shares are often a useful financial tool. If opportunities arise that would make desirable the issuance of the Company's preferred shares through either public offerings or private placements, the proposed amendment would avoid the possible delay and expense of a shareholder's meeting. The Company's shareholders will have no preemptive rights with respect to the issuance of any such shares. Issuance of the preferred stock could result in one or more classes of securities outstanding that will have certain preferences with respect to dividends and in liquidation over the common stock, and could result in the dilution of voting rights, net income per share and net book value over the common stock. The specific terms of any series of preferred stock will depend primarily on market conditions and other factors existing at the time of issuance. The Board has no present plans, understandings or agreements for issuing any preferred shares and the Board does not intend to issue any such shares except on terms that it deems to be in the best interest of the Company and its shareholders.

     In the event of a hostile attempt to take over the Company that the Board determines is not in the best interest of the Company and its shareholders, it may be possible for the Board to issue preferred shares with rights and preferences that could impede the completion of a takeover. Such possibilities may make the Company less attractive as a takeover candidate and may deter takeover attempts not approved by the Board.

     The designations, preferences and rights that may be designated by the Board include, without limitation, the following: (i) the class or series of preferred shares, (ii) the dividend rate of such class or series and the conditions and dates on which the dividend is payable, (iii) the redemption provisions and terms of such redemption, (iv) the terms and amount of any sinking funds established therefore, (iv) the terms and conditions on which any series or class of preferred shares may be converted into common shares or other securities of the Company, (vi) the voting rights, if any, of the preferred shares, (vii) the restrictions on the issue or reissue of any additional preferred shares, and
(viii) the rights of the holders of such series or class upon liquidation or dissolution of the Company.

  Amendment to definition of "Special Resolution"

     The Bye-Laws have been amended to clarify the definition of "Special Resolution" by eliminating the requirement that a Special Resolution include the approval of 66 2/3% of those record shareholders present and voting in person or by proxy at the specified meeting, regardless of the number of shares those shareholders are voting. The definition as revised simply requires the approval of 66 2/3% of the shares voted at the meeting.

     The Board believes that this amendment makes the provision more appropriate for shareholders of a public company, especially in light of the fact that all shareholders holding their shares through the Depository Trust Company are counted as one record shareholder for the purposes of this provision. Thus, regardless of the number of shares held by shareholders through DTC, those shareholders will be counted as a single record shareholder, with the result that the intentions of those shareholders might be thwarted through the application of the previous "body count" definition of Special Resolution.

  Amendment to change of control provisions

     The Bye-Laws have been amended to clarify that the Company's prior change of control measures, which required a Special Resolution for the approval of any Business Combination, are applicable only with respect to transactions that do not receive the approval of 66 2/3% of the directors then in office. Any merger or amalgamation of the Company will still be subject to the shareholder approval requirements of Bermuda's Companies Act 1981. The definition of Business Combination has also been amended to clarify that any merger or amalgamation of any subsidiary of the Company formed with the approval of the Board of Directors for the purpose of engaging in the merger or amalgamation shall not be a Business Combination.

     As previously drafted, the Company's change of control Bye-Laws required a Special Resolution of the shareholders for any transaction involving a Business Combination of the Company or any subsidiary of the Company, regardless of the approval of the Company's Board and regardless of whether the Company was the initiating party for such transaction. The result of this provision was to require a Special Resolution approving virtually any corporate transaction that the Company undertook. For example, if the Company wanted to complete a $5 million transaction by forming a subsidiary and merging that subsidiary into the target (a typical "reverse triangular merger" structure), the prior change of control provisions would have required that the Company call a special general meeting and seek a Special Resolution from the shareholders approving the transaction.

     The change of control provisions have thus been amended to provide that any Business Combination approved by not less than 66 2/3% of the Board shall not require a Special Resolution, which will allow the Company greater flexibility in structuring strategic acquisitions. This amendment does not in any way alter the Company's obligation to seek shareholder approval for transactions that require such approval pursuant to the Bermuda Companies Act 1981 or the Listed Company Rules of the NASDAQ National Market.

  Amendment to clarify the time for presentation of shareholder nominations and proposals

     The current Bye-Laws regarding the timing of shareholder nominations of directors and the shareholder proposals require notice not less than 60 nor more than 90 days prior to the date proposed for the annual general meeting. However, under United States federal securities laws, a company is not required to include nominations or proposals in its proxy statement if those nominations or proposals are not received at least 120 days prior to the date set for the annual general meeting (or if no such date is set, the date that is 120 days prior to the anniversary of the previous year's annual general meeting).

     Bye-Laws 12(5)(b) and 34 have been amended to clarify that shareholder nominations of directors and shareholder proposals may be presented to the Company not less than 60 nor more than 180 days prior to the date set for the annual general meeting (or if no such date is set, the date that is not less than 60 nor more than 180 days prior to the anniversary of the previous year's annual general meeting). This allows shareholders to present proposals in a timely manner for inclusion in the Company's annual proxy statement. The Bye-Laws have also been amended to allow shareholders to nominate directors for election at any special general meeting by providing notice to the Company not more than ten days after the Company first announces that it intends to hold a special general meeting for the election of directors.

  Changes to required Board approval levels

     The Bye-Laws previously provided that approval by at least four members of the Board was required for any borrowings in excess of $1 million, entering into any contract or commitment which required payments in excess of $1 million or purchasing, acquiring, selling or disposing of assets for amounts in excess of $1 million. The Bye-Laws have been amended to specify that the approval threshold is an absolute majority of the directors then in office. The Bye-Laws were also amended to raise the threshold with regard to borrowings to $25 million and to eliminate specific requirements with regard to contracts and asset sales.

     The previous threshold of four directors was adopted at a time when the Company had seven directors and four represented an absolute majority of the Board. The amendment to the threshold continues the intent of this provision, which is to require an absolute majority of the directors then in office to approve certain transactions. However, the Board also believes that given the size and scope of transactions with which the Company is involved, the types and size of transactions that required the approval of an absolute majority of the Board represented an impediment to day-to-day operations. The Company will nonetheless remain subject to the requirements of Bermuda law and to the Listed Company Rules of the NASDAQ National Market.

  Amendment to allow Board to establish director remuneration

     The Company's Bye-Laws require shareholder approval of payments to Directors for ordinary services as a Director. The Company is seeking shareholder approval to amend the Bye-Laws to provide that Director remuneration may be set by the Board without shareholder approval.

     This Board believes that this proposed amendment would merely implement an arrangement common for U.S. companies. The Company needs the flexibility to pay Directors in a manner comparable to directors of similar companies in order to be able to continue to attract and retain highly qualified directors. The requirement in the Bye-Laws to obtain shareholder approval makes it difficult for the Company to react in a timely manner to changes in compensation practices. Moreover, companies similar to the Company do not have similar procedures governing director compensation, which could place the Company at a competitive disadvantage in its ability to provide competitive compensation to directors.

  Amendment to allow appointment of interim Auditor

     The Bye-Laws have been amended to provide that in the event the office of Auditor is vacant for any reason, the Board can appoint an interim Auditor to serve until the next annual general meeting of shareholders.

     Bermuda law requires that the Company appoint an Auditor annually. The prior Bye-Laws required that upon the resignation of the Auditor or upon the occurrence for any other reason of a vacancy in the office of Auditor, the Company is required to call a special general meeting for the purpose of filling the vacancy.

     The Company believes that it is important to ensure that the position of Auditor is filled at all times and thus believes that leaving the position of Auditor open for even a short period of time is not in the shareholders' best interests. Furthermore, if the vacancy were to occur at certain times during the Company's reporting cycle, the Company would be unable to release earnings or to prepare and file reports required by United States federal securities laws. Finally, the Board also believes that the time and expense of calling a special general meeting is not warranted in light of the fact that the Auditor is reappointed each year.

  Amendment to lower threshold required for amendment of Bye-Laws

     The Bye-Laws have been amended to allow other amendments to the Bye-Laws to be approved by a simple majority of shareholders, excluding only those Bye-Laws that require that any act be taken by Special Resolution. The current Bye-Laws require that any amendment to the Bye-Laws be approved by a Special Resolution. While this is certainly appropriate with respect to changing any Bye-Law that requires that an action be approved by a Special Resolution, there are many Bye-Laws that are simply administrative in nature. The Board believes that amending those Bye-Laws should not require the approval of more than a majority of the shareholders voting on the amendment.

     The Bye-Laws that require that an action be approved by a Special Resolution include those relating to nominating a director from the floor of an annual general meeting, those relating to removal of a director for cause and those relating to Business Combinations. Any amendment to those Bye-Laws will, by virtue of the proposed amendment to the Bye-Laws, still require a Special Resolution. All other provisions of the Bye-Laws would require the approval of a simple majority.

  Conforming and correcting amendments

     In addition to the specific amendments described above, the Bye-Laws have been otherwise amended to eliminate clauses related solely to actions taken in connection with the Company's organization, to eliminate duplicative clauses and to correct typographical errors.

BOARD RECOMMENDATION AND REQUIRED VOTE

     The Board of Directors recommends that you vote FOR the approval of the Company's Second Amended and Restated Bye-Laws. Approval of the Company's Second Amended and Restated Bye-laws requires an affirmative vote of shareholders by Special Resolution. A Special Resolution is a resolution approved by not less than 66 2/3% of the voting power of the shares and 66 2/3% in number of the shareholders, present in person or represented by proxy, and entitled to vote at the Annual General Meeting.

                                 PROPOSAL NO. 3

            APPROVAL OF AMENDED AND RESTATED 1995 STOCK OPTION PLAN

     At the Annual General Meeting, the shareholders of the Company will be asked to approve the Company's Amended and Restated 1995 Stock Option Plan, including the Appendix attached thereto (the "Amended Plan"), a copy of which is attached hereto as Appendix B. A maximum aggregate amount of 38,268,553 shares have been authorized to be issued under the existing Amended and Restated 1995 Stock Option Plan of the Company, as currently in effect (the "Current Plan"). As of May 1, 2001, an aggregate amount of 7,196,586 shares of common stock remained available under the Current Plan for the grant of stock options. In addition, the Current Plan provides that on the first business day of each fiscal year, the number of shares available to be issued under the plan will be increased by the lesser of (1) 5,000,000 shares of common stock, (2) 5.0% of the outstanding shares of capital stock on such date, or (3) an amount determined by the Board.

     The Board of Directors believes that such number of shares may be insufficient to allow the Company to continue to make substantial use of stock-based incentives to attract, retain and motivate qualified employees and consultants. Therefore, in order to increase the number of shares available for stock-based incentives, the Board amended the Current Plan, subject to shareholder approval, on May 6, 2001 to provide that the number of shares available to be issued under the plan will annually be increased by the lesser of (a) 10,000,000 shares of common stock, (b) 5.0% of the outstanding shares of capital stock on the date of increase, and (c) an amount determined by the Board. The Amended Plan also clarifies that the 10,000,000 shares are subject to the anti-dilution provisions of the Amended Plan. If approved by the shareholders of the Company, the Amended Plan shall be effective as of the date of shareholder approval.

     The following is a description of the material features of the Amended Plan. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan attached to this proxy statement as Appendix B and incorporated herein by reference. Shareholders are encouraged to read the text of the Amended Plan in its entirety.

DESCRIPTION OF PLAN

     Plan Purpose. The purpose of the Amended Plan is to enable the Company and its subsidiaries to attract and retain the best available individuals as employees and consultants, to provide additional incentives to those employees and consultants, and to promote the success of the Company's business.

     Awards of Stock Options. The Amended Plan authorizes the administrator to grant eligible participants from time to time, in its discretion, options to purchase common stock of the Company. The options may be incentive stock options ("ISO") that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or nonstatutory stock options ("NSO").

     Eligible Participants. Any person who is an employee or consultant of the Company or any of its subsidiaries is eligible to be considered for the grant of stock options under the Amended Plan, except that consultants are not eligible to receive incentive stock options under the Amended Plan. Currently, it is estimated that approximately 765 persons will be eligible for selection to receive awards under the Amended Plan, consisting of approximately 761 non-executive officer employees, 4 executive officers and no consultants.

     Plan Administration and Amendment. The Amended Plan will be administered by the Board of Directors of the Company or a committee of the Board of Directors. The Board may provide for administration of the Amended Plan with respect to employees who are also officers or directors of the Company by a Committee constituted so as to permit the Amended Plan to comply as a discretionary plan within Rule 16b-3 promulgated under the Securities Exchange Act or any successor thereto.

     The administrator has final and binding authority (1) to select, in its discretion, the eligible participants to whom it will grant awards, (2) to determine the terms and conditions of each option, including the exercise price, number of shares, vesting schedule, expiration date and type of option (NSO or ISO), (3) to approve forms of agreement to use under the Amended Plan, (4) to determine when to buy out an option under the terms of the Amended Plan's option buy-out provision,
(5) to modify grants of options to eligible participants who are foreign nationals or employed outside of the United States to recognize differences in local law, tax policies or customs, and (6) to construe and interpret the Amended Plan and options granted under the Amended Plan. No member of the administrator shall be liable for any determination, decision or interpretation made in good faith relating to the Amended Plan or an award.

     The Board may also amend, alter or discontinue at any time, including in the event of a change of control, the Amended Plan or any agreement or other document evidencing an award made under the Amended Plan so long as such action does not impair the rights of any recipient under any then-outstanding award.

     Per-Share Exercise Price of Options. The per-share exercise price of an option shall be determined by the administrator at the time of grant, however,

     (1) in the case of an ISO:

          (A) granted to an employee, who at the time of grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiaries, the per-share exercise price shall be at least 110% of the Fair Market Value (as such term is defined in the Amended Plan) on the date of grant; or

          (B) granted to any other employee, the per-share exercise price shall be at least the Fair Market Value on the date of grant.

     (2) in the case of a NSO:

          (A) granted to an employee, who at the time of grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiaries, the per-share exercise price shall be at least equal to the Fair Market Value on the date of grant; or

          (B) granted to any other employee, the per-share exercise price shall be at least 85% of the Fair Market Value on the date of grant.

     Notwithstanding the foregoing, to the extent NSOs are intended to be "performance-based compensation" under Section 162(m) of the Internal Revenue Code, the per-share exercise price shall be at least the Fair Market Value on the date of grant.


     The closing per share price of the Company's common stock on May 16, 2001 was $29.16.


     Term and Vesting. The term of each option shall be determined by the administrator at the time of grant but shall not exceed 10 years. In the case of an ISO granted to an eligible participant who, at the time of grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiaries, the option term shall not exceed 5 years. Options granted under the Amended Plan shall vest as determined by the administrator at the time of grant and as otherwise permissible under the Amended Plan, including without limitation, performance criteria with respect to the Company and/or the eligible participant.

     Termination of Employment or Consulting Relationship. If an option holder's continuous service as an employee or consultant terminates, the option holder may exercise the option within the time period provided by the administrator (but no later than the expiration date of the option), but only to the extent that the option holder was entitled to exercise the option on the termination date unless otherwise determined by the administrator.

     Payment for Options. Payment for shares upon exercise of an option shall be made in any lawful consideration approved by the administrator, including but not limited to: cash; payment by check; payment using other shares with a Fair Market Value on the date of payment equal to the aggregate exercise price of the shares represented by the option being exercised; delivery by a broker or brokerage firm approved by the administrator of a properly executed exercise notice together with payment of the exercise price and such other documentation as the administrator shall require; and any combination of the foregoing.

     Available Shares. The maximum number of shares of Company common stock that may be issued pursuant to awards granted under the Amended Plan is 38,268,553, plus the increase on the first business day of each fiscal year, of the lesser of (1) 10,000,000 shares of common stock, (2) 5.0% of the outstanding shares of capital stock on such date, or (3) an amount determined by the Board (with all such amounts subject to anti-dilution adjustments). Shares underlying options that expire or become unexercisable are available for future issuance under the Amended Plan. Shares retained to satisfy tax withholding obligations do not reduce the number of shares authorized for issuance.

     Buy-Out of Options. The administrator may at any time buyout an option for cash or shares of common stock of the Company, on such terms as the administrator shall determine. In addition, if upon receipt of notice of exercise of an option, the administrator believes that the shares of common stock cannot be issued within 21 days, the administrator will make an offer to buy out the portion of the option corresponding to the shares whose issuance is prevented.

     Tax Code Limitations. No employee shall be granted, in any fiscal year of the Company, options to purchase more than 1,000,000 shares, as adjusted proportionately pursuant to the Amended Plan's anti-dilution provision. In addition, the aggregate fair market value of any employee's ISOs that become first exercisable during any calendar year may not exceed $100,000, and may be further limited to other requirements in the Internal Revenue Code. If this limitation is exceeded, the excess ISOs will be treated as NSOs.

     Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

     Change of Control. The administrator may, in its discretion, determine at any time from and after the grant of an option the effect that a change in control shall have upon an option, provided that such effect shall not have the effect of impairing the rights of any optionee under any then-outstanding option without his or her consent.

     Termination. The Amended Plan became effective upon the plan's adoption by the Board of Directors on April 18, 1995 and shall continue in effect for a term of ten years unless sooner terminated pursuant to its terms.

PROVISIONS APPLICABLE TO ISRAELI EMPLOYEES

     Israeli Awards. In addition to the types of awards described above, the Appendix to the Amended Plan in respect of Israeli employees of the Company and its subsidiaries (the "Israel Plan") permits certain awards to Israeli employees of the Company or its subsidiaries. The Israeli Plan is designed to benefit from, and is made pursuant to, the provisions of Section 102 of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the "Ordinance"). However, option awards granted under the Israel Plan to Israeli employees subject to Israeli taxation may or may not contain such terms as will qualify such option awards for the special tax treatment under section 102 of the Ordinance. Pursuant to the Israel Plan all options and the shares of common stock of the Company purchased upon exercise of such options are to be held by a trustee (the "Trustee") which will not release such options or shares of common stock prior to the full payment of the beneficiary employee's tax liabilities arising from such options. The Trustee shall hold option awards granted under Section 102 of the Ordinance for a minimum period of two years from the later of (1) the date the options are issued, or (2) the date of approval by the Income Tax Commissioner that the Amended Plan satisfies the special conditions set by such Commissioner pursuant to the powers vested in him/her under Section 102 of the Ordinance.

     Pursuant to the Israeli Plan, awards will not be granted to any Israeli employee who is, or upon giving effect to such grant will become, the holder of a controlling interest in the Company, as defined in section 32(9) of the Ordinance. Further, the Trustee is entitled to set additional exercise procedures to those described in the Amended Plan, as the Trustee shall see fit, provided that the Trustee has given the Company prior written notice of any such procedures.

UNITED STATES FEDERAL INCOME TAX TREATMENT

     The following is a brief description of the federal income tax treatment that will generally apply to awards made under the Amended Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of any such award. The summary addresses only current United States federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-United States taxing jurisdiction, including Israel, or gift, estate or other tax laws other than United States federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the plan.

     Incentive Stock Options (ISO). Options granted under the Amended Plan may qualify as ISOs within the meaning of Section 422 of the Internal Revenue Code. If an optionee (i) exercises an ISO in accordance with its terms, (ii) exercises the option while an employee of the Company (or of any parent or subsidiary of the Company) or within three months following termination of such employment (or within one year, if termination was due to a permanent and total disability), and (iii) does not dispose of the shares acquired upon exercise within two years from the date of the grant of the ISO nor within one year from the date of transfer of such shares to the optionee (the "Required Holding Periods"), the optionee generally will not be subject to regular federal income tax liability and the Company will not be entitled to any deduction, on either the grant or the exercise of the ISO. An optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise for the shares. Provided the shares are held as a capital asset, an optionee's gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of an optionee's gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee's basis in the shares. Any such gain or loss will be long-term or short-term, depending on the holding period of the shares.

     If, however, an optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then the optionee will recognize ordinary income at the time of such disposition which will equal the excess, if any, of the lesser of (i) the amount realized on such disposition or
(ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by an optionee. Any gain in excess of such ordinary income amount will be a short-term or long-term capital gain, depending on the optionee's holding period. If an optionee disposes of such shares for less than the optionee's basis in the shares, the difference between the amount realized and the optionee's basis will be short-term or long-term capital loss, depending upon the holding period of the shares.

     The amount by which the fair market value of shares the optionee acquires upon exercise of an ISO (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the ISO will be included as a positive adjustment in the calculation of the optionee's "alternative minimum taxable income" in the year of exercise. The "alternative minimum tax" will generally equal the amount by which 26% or 28% (depending upon the amount of the optionee's alternative minimum taxable income reduced by certain exemption amounts) of the optionee's alternative minimum taxable income (reduced by certain exemption amounts) exceeds the optionee's regular income tax liability for the year.

     Nonstatutory Stock Options (NSO). In general, there are no tax consequences to the optionee or to the Company on the grant of a NSO. On exercise, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the purchase price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. Provided the shares are held as a capital asset, upon the disposition of the shares the optionee will recognize capital gain or loss in an amount equal to the difference between the amount realized upon disposition and his or her basis for the shares.

     The basis will be equal to the sum of the price paid for the shares and the amount of income realized upon exercise of the option. Any capital gain or loss to the optionee will be characterized as long-term or short-term, depending upon the holding period of the shares.

     Special Rules Applicable to "Insiders." If a optionee is an "insider" (a director, officer or other individual subject to Section 16 of the Exchange
Act), the optionee may be required to defer determination of the amount of income and the timing of income recognition in connection with an option award under the plan, and the beginning of the holding period for any shares the optionee receives, until the earlier of (1) the expiration of the six-month period during which the optionee would be subject to suit under Section 16(b) of the Exchange Act or (2) the first day on which the sale of such shares at a profit would not subject the optionee to suit under Section 16(b). The optionee will not be required to defer these determinations if the optionee makes a valid election under Section 83(b) of the Internal Revenue Code.

     Miscellaneous Tax Issues. The terms of awards granted under the Amended Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment.

     Under current tax legislation and Treasury regulations, including Section 162(m)(4)(C) of the Internal Revenue Code, compensation paid to each of certain executive officers in excess of $1,000,000 in any taxable year will not be deductible to the Company for federal income tax purposes unless such compensation qualifies as "performance-based compensation" or is otherwise exempt from such limits on deductibility. Options are excluded from this rule if they qualify as performance-based compensation. Options granted under the Amended Plan are intended by the Company to satisfy the requirements for deductibility under Section 162(m) as performance-based compensation; however, they may not so qualify given ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the Treasury regulations issued thereunder.

     The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the Amended Plan. Whether or not such withholding is required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving awards.

EXECUTIVE OFFICER PARTICIPATION

     Participation in the Amended Plan is in the discretion of the administrator. Accordingly, future participation by executive officers and other employees under the Amended Plan is not determinable.

BOARD RECOMMENDATION AND REQUIRED VOTE

     The Board of Directors recommends that you vote FOR the approval of the Amended Plan. The affirmative vote of shareholders representing a majority of the voting power of all outstanding shares of our common stock, present or represented by proxy and voting at the Annual General Meeting, is required to approve the Amended Plan.

                                 PROPOSAL NO. 4

                     RE-APPOINTMENT OF INDEPENDENT AUDITORS

     In accordance with Section 89 of the Companies Act 1981 of Bermuda, the Company's shareholders have the authority to appoint the Company's independent auditors and to authorize the Board of Directors to fix the auditors' remuneration. At the meeting, shareholders will be asked to re-appoint PricewaterhouseCoopers LLP as the Company's independent auditors and to authorize the Board of Directors to fix their remuneration. One or more representatives of PricewaterhouseCoopers is expected to be present at the Annual General Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

BOARD RECOMMENDATION

     The Board of Directors recommends that you vote FOR the re-appointment of PricewaterhouseCoopers as the Company's independent auditors for the 2002 fiscal year and to authorize the Board of Directors to fix the remuneration of PricewaterhouseCoopers. The affirmative vote of the holders of common stock representing a majority of the voting power of the outstanding common stock, present or represented by proxy and voting at the Annual General Meeting, is required to appoint PricewaterhouseCoopers and to authorize the Board of Directors to fix their remuneration. In the event that the shareholders do not appoint independent auditors at the Annual General Meeting, the Board of Directors are required under Bermuda law to forthwith appoint independent auditors and will do so.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's common stock as of May 1, 2001, except as noted otherwise, for:

     - each person known by the Company to own beneficially more than 5% of the Company's outstanding shares;

     - each director and director nominee, and each executive officer named in the Summary Compensation Table on page 26 of this proxy statement; and

     - all directors and executive officers as a group.

     Unless otherwise indicated, the address of each person owning more than 5% of our outstanding shares is c/o Marvell Semiconductor, Inc., 645 Almanor Avenue, Sunnyvale, CA 94085.


                                                               SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              ---------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER                NUMBER      PERCENT
            ------------------------------------              ----------    -------
Sehat Sutardja(2)...........................................  24,092,312     20.9%
Weili Dai(2)................................................  24,092,312     20.9%
Pantas Sutardja(3)..........................................  11,776,000     10.2%
George Hervey(4)............................................     177,499        *
Avigdor Willenz(5)..........................................   6,156,275      5.3%
Manuel Alba(6)..............................................   1,165,542      1.0%
Diosdado P. Banatao(7)......................................   6,837,312      5.9%
  635 Waverley Street
  Palo Alto, CA 94301
Kuo Wei (Herbert) Chang(8)..................................   8,739,140      7.6%
  3600 Pruneridge Avenue, Suite 300
  Santa Clara, CA 95051
John M. Cioffi(9)...........................................     180,000        *
Paul R. Gray(10)............................................     180,000        *
Ron Verdoorn(11)............................................     612,812        *
Executive Officers and Directors
  as a Group (11 persons)(12)...............................  59,916,892     51.9%
Putnam Investments LLC(13)..................................  12,096,705     10.5%
  One Post Office Square
  Boston, MA 02109
Entities Affiliated with InveStar Capital, Inc.(14).........   8,373,524      7.3%
  3600 Pruneridge Avenue, Suite 300
  Santa Clara, CA 95051


---------------
  *  Less than one percent.

 ** The percentage of beneficial ownership for the following table is based on 115,396,288 shares of common stock outstanding on May 1, 2001.

 (1) Unless otherwise indicated, to the Company's knowledge, all persons listed have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The number of shares beneficially owned by each shareholder is determined in accordance with the rules of the Securities and Exchange Commission and are not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock that the shareholder has sole or shared voting of investment power and any shares of common stock that the shareholder has a right to acquire within 60 days after May 1, 2001 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of common stock. The amounts shown are based on information furnished by the people named.

 (2) Dr. Sehat Sutardja and Ms. Dai are husband and wife. Includes 8,950,000 shares held by Dr. Sutardja, of which Ms. Dai may be deemed to be a beneficial owner, although Ms. Dai disclaims such beneficial ownership; 8,950,000 shares held by Ms. Dai, of which Dr. Sutardja may be deemed to be a beneficial owner, although Dr. Sutardja disclaims such beneficial ownership; 92,312 shares jointly held by Dr. Sutardja and Ms. Dai; and 6,100,000 shares held by the Sutardja Family Partners of which Dr. Sutardja and Ms. Dai are the general partners. Dr. Sutardja and Ms. Dai disclaim beneficial ownership of the 6,100,000 shares held by the Sutardja Family Partners, except to the extent of their pecuniary interest, if any.

 (3) Includes 4,000 shares held by Dr. Pantas Sutardja's mother-in-law. Dr. Sutardja disclaims beneficial ownership of the shares held by his mother-in-law, except to the extent of his pecuniary interest, if any.

 (4) Includes 177,333 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 1, 2001.

 (5) Includes 220,709 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 1, 2001.

 (6) Includes 29,168 shares held Mr. Alba's wife; and 156,391 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 1, 2001, including 17,365 shares subject to stock options held by Mr. Alba's wife that are currently exercisable or will become exercisable within 60 days after May 1, 2001. Mr. Alba disclaims beneficial ownership of the shares and shares subject to stock options held by his wife, except to the extent of his pecuniary interest, if any.

 (7) Includes 1,680,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 1, 2001; 1,880,684 shares held by the Diosdado and Maria C. Banatao Trust of which Mr. Banatao is co-trustee; 1,880,680 shares held by Tallwood Partners, of which the Diosdado and Maria C. Banatao Trust is the general partner; and 20,948 shares held by Mr. Banatao's daughter. Mr. Banatao disclaims beneficial ownership of the shares held by his daughter, except to the extent of his pecuniary interest, if any. Of the 1,680,000 shares subject to stock options, the options with respect to 21,000 shares will not be fully vested within 60 days after May 1, 2001. Until fully vested, if the option to purchase these 21,000 shares was exercised, the shares would be subject to repurchase by the Company in the event of termination of Mr. Banatao's services as a non-employee director of the Company.

 (8) Includes 646,156 shares held by InveStar Dayspring Venture Capital, Inc.; 184,616 shares held by InveStar Excelsus Venture Capital (Int'l), Inc.; 4,665,412 shares held by InveStar Semiconductor Development Fund, Inc.; 2,826,544 shares held by InveStar Burgeon Venture Capital, Inc.; 184,616 shares held by Forefront Venture Partners, L.P.; and 50,796 shares held by InveStar Capital, Inc. Mr. Chang is the President of InveStar Capital, Inc., which is the investment manager of each of InveStar Dayspring Venture Capital, Inc., InveStar Excelsus Venture Capital (Int'l), Inc., InveStar Semiconductor Development Fund, Inc., and InveStar Burgeon Venture Capital, Inc. Mr. Chang is also the managing director of Forefront Associates LLC, which is the general partner of Forefront Venture Partners, L.P. Mr. Chang disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest, if any. Also includes 21,000 shares acquired upon exercise of an option to purchase shares, which shares will not be fully vested within 60 days after May 1, 2001. Until fully vested, these 21,000 shares are subject to repurchase by the Company in the event of termination of Mr. Chang's services as a non-employee director of the Company.

 (9) Includes 123,000 shares acquired upon exercise of an option to purchase shares, which shares will not be fully vested within 60 days after May 1, 2001. Until fully vested, these 123,000 shares are subject to repurchase by the Company in the event of termination of Mr. Cioffi's services as a non-employee director of the Company.

(10) Includes 144,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 1, 2001. Of the 144,000 shares subject to stock options, the options with respect to 126,000 shares will not be fully vested within 60 days after May 1, 2001. Until fully vested, if the option to purchase these 126,000 shares was exercised, the shares would be subject to repurchase by the Company in the event of termination of Mr. Gray's services as a non-employee director of the Company.

(11) Includes 500 shares held by Mr. Verdoorn's daughter. Mr. Verdoorn disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest, if any. Also includes 199,500 shares acquired upon exercise of an option to purchase shares, which shares will not be fully vested within 60 days after May 1, 2001. Until fully vested, these 199,500 shares are subject to repurchase by the Company in the event of termination of Mr. Verdoorn's services as a non-employee director of the Company.

(12) Includes 2,378,433 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 1, 2001. Of the shares subject to stock options, the options with respect to 147,000 shares will not be fully vested within 60 days after May 1, 2001. Until fully vested, if the option to purchase these 147,000 shares was exercised, the shares would be subject to repurchase by the Company in the event of termination of the services of the applicable optionee as a non-employee director of the Company. Includes 343,500 shares acquired upon exercise of options to purchase shares, which shares will not be fully vested within 60 days after May 1, 2001. Until fully vested, these 343,500 shares are subject to repurchase by the Company in the event of termination of the services of the applicable shareholder as a non-employee director of the Company.

(13) Based on information filed by Putnam Investments, LLC with the Securities and Exchange Commission on April 10, 2001 and includes 12,096,705 shares beneficially held by Putnam Investments, LLC, 524,492 shares for which it possesses shared voting power, and 12,096,705 shares for which it possesses shared dispositive power; 10,371,457 shares beneficially held by Putnam Investment Management, LLC, for which it possesses shared dispositive power; and 1,725,248 shares beneficially held by the Putnam Advisory Company, LLC, 524,492 shares for which it possesses shared voting power, and 1,725,248 shares for which it possesses shared dispositive power.

(14) Includes 646,156 shares held by InveStar Dayspring Venture Capital, Inc., 184,616 shares held by InveStar Excelsus Venture Capital (Int'l), Inc., 4,665,412 shares held by InveStar Semiconductor Development Fund, Inc., 2,826,544 shares held by InveStar Burgeon Venture Capital, Inc., and 50,796 shares held by InveStar Capital, Inc. Mr. Kuo Wei (Herbert) Chang is the President of InveStar Capital, Inc., which is the investment manager of each of InveStar Dayspring Venture Capital, Inc., InveStar Excelsus Venture Capital (Int'l), Inc., InveStar Semiconductor Development Fund, Inc., and InveStar Burgeon Venture Capital, Inc. InveStar Capital, Inc. disclaims beneficial ownership of the shares held by InveStar Dayspring Venture Capital, Inc., InveStar Excelsus Venture Capital (Int'l), Inc., InveStar Semiconductor Development Fund, Inc. and InveStar Burgeon Venture Capital, Inc., except to the extent of its pecuniary interest, if any.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

COMPOSITION OF THE BOARD OF DIRECTORS

     The Company's Amended and Restated Bye-Laws provide for two or more directors, and the number of directors is currently fixed at 10 directors. The Company's Board of Directors is divided into three classes, each serving staggered three-year terms, which means that only one class of directors is elected at each Annual General Meeting of Shareholders, with the other classes continuing for the remainder of their respective terms. Directors may only be removed for cause by a Special Resolution of the shareholders of the Company.

BOARD OF DIRECTORS MEETINGS, ATTENDANCE AND COMPENSATION

  Meetings of the Board of Directors

     There were eight meetings of the Board of Directors in fiscal 2001. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which such director served.

  Compensation of Directors


     The Company's directors do not receive cash compensation for their service as directors or as members of any committee of the Board of Directors. Under the Company's 1997 Directors' Stock Option Plan, each new non-employee director receives an option to purchase 30,000 shares of common stock upon joining the Board of Directors. The options vest over a period of five years, with 20% vesting on the first anniversary of the grant date, and 1.67% vesting each month thereafter provided that the non-employee director remains a director of the Company through such period. In addition, under the plan, each incumbent non-employee director is entitled to receive an option to purchase an additional 6,000 shares of the Company's common stock following the date of each annual general meeting of the Company, provided that on such date the director has served on the board for at least six months prior to the date of that annual general meeting. This option vests 8.33% each month beginning on the day that is one month after the fourth anniversary of the grant date, provided that the non-employee director remains a director of the Company through such period. The exercise price per share for each option is equal to the fair market value on the date of grant. Mr. Banatao, Mr. Chang and Mr. Verdoorn were eligible to receive grants for fiscal 2001. During fiscal 2001, Mr. Banatao also received from the Company a fee of $18,000 for services provided to the Company in his capacity as Co-Chairman of the Board of Directors.


COMMITTEES OF THE BOARD OF DIRECTORS AND ATTENDANCE

     The Company's Board of Directors has a standing Audit Committee, Compensation Committee and Stock Option Committee. The current membership of each committee is as follows, with the Chairman of the committee listed first in each case:

    AUDIT COMMITTEE      COMPENSATION COMMITTEE   STOCK OPTION COMMITTEE
    ---------------      ----------------------   ----------------------
Diosdado P. Banatao      Diosdado P. Banatao      Sehat Sutardja
Kuo Wei (Herbert) Chang  Kuo Wei (Herbert) Chang  Weili Dai
Ronald D. Verdoorn       John M. Cioffi
                         Paul R. Gray

  Audit Committee

     The Audit Committee's responsibilities are generally to assist the Board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the Company and its subsidiaries. The Audit Committee also, among other things, oversees the Company's financial reporting process, recommends to the Board of Directors the engagement of the Company's independent auditors, monitors and reviews the quality and activities of the Company's internal audit function and those of its independent auditors, and monitors the adequacy of the Company's operating and internal controls as reported by management and internal auditors. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee charter, as amended to date, is included as Appendix C hereto. The Board of Directors has determined that the members of the Audit Committee are independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee meets quarterly and at such additional times as are necessary or advisable. The Audit Committee held three meetings during the period from its inception in March 2000 through the end of the Company's 2001 fiscal year.

  Compensation Committee

     The Compensation Committee has the authority to approve salaries and bonuses and other compensation matters for the Company's executive officers and consultants, to approve employee health and benefit plans and to administer its stock option plans. The Compensation Committee held one meeting during the period from its inception in March 2000 through the end of the Company's 2001 fiscal year.

  Stock Option Committee

     The Stock Option Committee is authorized to make grants of stock options under the Company's 1995 Stock Option Plan to employees of the Company. The Stock Option Committee held five meetings during the period from its inception in December 2000 through the end of the Company's 2001 fiscal year.

NOMINATIONS FOR ELECTION OF DIRECTORS

     The Company's Board of Directors selects nominees for election as directors. The candidates for election at this Annual General Meeting were nominated by the Board of Directors. The Board of Directors will consider proposals for nomination from shareholders that are made in writing to the Secretary, that are timely and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications. See "Shareholders' Proposals For The 2002 Annual General Meeting" on page 33.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee for fiscal 2001 consisted of the following members: Diosdado P. Banatao, Kuo Wei (Herbert) Chang, John M. Cioffi, and Paul Gray. No member of the Compensation Committee is a current or former officer or employee of the Company or its subsidiaries or had any relationship to the Company requiring disclosure herein under the applicable rules of the Securities and Exchange Commission. In addition, to the Company's knowledge, there are no Compensation Committee interlocks between the Company and other entities, involving the Company's executive officers or Board members who serve as executive officers or board members of such other entities.

MANAGEMENT

     Set forth below is certain information regarding the executive officers and some of the other officers of the Company and its subsidiaries, together with the positions currently held by those persons, as of May 7, 2001, other than the Company's directors, information for whom is set forth beginning at page 4 of this proxy statement.

     George Hervey joined the Company in April 2000 as its Vice President of Finance and Chief Financial Officer, and serves in a similar capacity for Marvell Semiconductor, Inc. From March 1997 to April 2000, Mr. Hervey served as Senior Vice President, Chief Financial Officer and Secretary for Galileo Technology Ltd., which was acquired by the Company in January 2001. From June 1992 to February 1997, Mr. Hervey was Senior Vice President of Finance and Chief Financial Officer of S3 Incorporated, a designer and manufacturer of graphics and video accelerators for personal computers and related peripheral products. Mr. Hervey holds a Bachelor of Science degree in Business Administration from the University of Rhode Island.

     Alan J. Armstrong has served as Vice President of Marketing of the Storage Business Group of Marvell Semiconductor, Inc. since June 1999. From 1992 until 1999, Dr. Armstrong held various positions at Cirrus Logic Inc., a designer and manufacturer of analog and mixed-signal circuits, most recently as Director of

Product Planning and Applications for Data Storage Products. Dr. Armstrong holds a Bachelor of Science degree in Electrical Engineering from San Diego State University and Master of Science and Ph.D. degrees in Electrical Engineering from the University of California, San Diego.

     Bill Brennan has served as Vice President of Sales of the Storage Business Group of Marvell Semiconductor, Inc. since July 2000. From 1993 until 2000, Mr. Brennan served as Vice President for Exis, Inc., which specializes in account management for semiconductor companies. From 1986 to 1993, Mr. Brennan held various sales and marketing positions at Texas Instruments, including Sales Manager for the HDD segment. Mr. Brennan holds a Bachelor of Science degree in Electrical Engineering from the University of Colorado.

     Gani Jusuf has served as Vice President of Product Development of the Communications Business Group of Marvell Semiconductor, Inc., since February 2000. From 1998 to February 2000, Dr. Jusuf was a Research and Development Manager for Agilent Technologies, Inc., a subsidiary of Hewlett-Packard, which develops test measurement and monitoring products and devices. From 1995 to 1998, Dr. Jusuf served as Director of Engineering for Marvell Semiconductor, Inc., where he was responsible for product definition and development. Dr. Jusuf holds a Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley.

     David Matteucci joined the Company in January 2001 as the Vice President and General Manager of the Internetworking Products Business Unit of the Communications Business Group of Galileo Technology, Inc., upon consummation of the acquisition of Galileo Technology Ltd. by the Company. From March 2000 until the acquisition of Galileo Technology Ltd. by the Company, Mr. Matteucci served as Vice President and General Manager, Internetworking Products Group for Galileo Technology Ltd. From 1976 to March 2000, Mr. Matteucci held a number of positions with National Semiconductor, most recently as Director of Information Appliance Products. Mr. Matteucci holds a Bachelor of Science degree in Electrical Engineering from the University of California at Berkeley and a Master of Business Administration degree from Santa Clara University.

     Nersi Nazari has served as Vice President of Signal Processing Technology for Marvell Semiconductor, Inc. since October 1997. From 1994 until 1997, Dr. Nazari served as Chief Technologist at GEC Plessey Semiconductors, a designer and manufacturer of integrated circuits, including data storage and data communications products. Dr. Nazari holds Bachelor of Science degrees in Electrical Engineering and Mathematics from Southern Illinois University, a Master of Science degree in Electrical Engineering from the University of Missouri, and a Ph.D. in Electrical Engineering from the University of Colorado.

     George Papa has served as Vice President of Worldwide Sales of the Communications Business Group of Marvell Semiconductor, Inc. since February 2000. From 1997 until 2000, Mr. Papa served as Vice President of Worldwide Sales for Level One Communications, Inc., a subsidiary of Intel Corporation. From 1991 to 1997, Mr. Papa served as Vice President of North American Sales for Siemens Corporation. Mr. Papa holds a Bachelor of Science degree in Electrical Engineering from Northeastern University.

     Ed Rodriguez joined the Company in January 2001 as Senior Vice President and Chief Operating Officer of Galileo Technology, Inc., and in April 2001 was promoted to Vice President of Operations of Galileo Technology, Inc. From June 1999 until the acquisition of Galileo Technology Ltd. by the Company in January 2001, Mr. Rodriguez served as Senior Vice President and Chief Operating Officer of Galileo Technology, Inc. From March 1998 to May 1999, Mr. Rodriguez was Vice President and General Manager of the Datacom Division of Cypress Semiconductor Corporation. Prior to working at Cypress Semiconductor Corporation, Mr. Rodriguez spent 17 years at National Semiconductor Corporation, most recently as Vice President and General Manager of its Networking Products Division. Mr. Rodriguez holds Bachelor of Science and Master of Science degrees in Electrical Engineering from the University of Miami.

     Gary Smerdon joined the Company in January 2001 as the Vice President of Marketing of the Switching Products Business Unit of the Communications Business Group of Galileo Technology, Inc. From September 2000 until the acquisition of Galileo Technology Ltd. by the Company in January 2001, Mr. Smerdon served as Vice President of Marketing, Switching Products Group of Galileo Technology, Inc. From

May 1999 to August 2000, Mr. Smerdon was Vice President of Sales for RealChip, a communications semiconductor startup. Prior to RealChip, Mr. Smerdon spent 14 years at AMD where he held marketing and sales positions, most recently as Director of Marketing for the Networking Products Division. Mr. Smerdon holds a Bachelor of Science degree in Electrical Engineering from Duke University.

     Moshe Steiner joined the Company in January 2001 as the Vice President and General Manager of the Switching Products Business Unit of the Communications Business Group of Galileo Technology, Ltd. From October 1999 until the acquisition of Galileo Technology Ltd. by the Company in January 2001, Mr. Steiner served as Vice President and General Manager, Switching Products Group of Galileo Technology Ltd. and from February 1998 to October 1999, he served as Local Area Network Products Director of Galileo Technology Ltd. From February 1996 to January 1998, Mr. Steiner was Vice President of Technologies at Zapex Technologies, a VLSI company that developed solutions for MPEG-2 digital video compression applications. Before Zapex, Mr. Steiner worked for Intel Israel for more than 10 years, most recently leading the MMX cluster development of the first Pentium-MMX CPU. Mr. Steiner holds a Bachelor of Science degree in Civil Engineering and a Master of Business Administration degree from the Technion in Israel.

     Lawrence Tse has served as Vice President of Engineering, Wireless, of Marvell Semiconductor, Inc. since June 2000. From 1998 to 2000, Mr. Tse served as the Vice President of Engineering for Volterra Semiconductor Corporation, a designer and manufacturer of power management products. From 1991 until 1998, he held various positions at Chrontel, Inc., a designer and manufacturer of mixed-signal visual communication products, most recently as Vice President of Engineering. Mr. Tse holds a Bachelor of Engineering degree in Electrical Engineering from McMaster University, Canada, and a Master of Science degree in Electrical Engineering from the University of California at Berkeley.

     Lee Chung Yiu has served as Vice President of Engineering, Core Technology, for Marvell Semiconductor, Inc. since May 1999. From 1995 until 1997, Dr. Yiu served as the Director of Engineering for SEEQ Technology Inc., a supplier of Ethernet data communications products for networking applications. From 1997 until 1999, Dr. Yiu was the Vice President of Engineering for Newave Semiconductor Corporation, a privately held company developing integrated circuits for the telecommunications market. Dr. Yiu holds a Bachelor of Science degree in Electrical Engineering from National Taiwan University and Master of Science and Ph.D. degrees in Electrical Engineering from the University of California at Berkeley.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows the cash compensation paid or accrued to the Company's Chief Executive Officer and each of its three most highly compensated executive officers other than the Chief Executive Officer for the fiscal year ended January 27, 2001. The Company did not make any restricted stock awards or long-term incentive plan payments in the fiscal year ended January 27, 2001. All amounts are in United States dollars.

                                                                             LONG TERM
                                                       ANNUAL           COMPENSATION AWARDS
                                                  COMPENSATION(1)      ---------------------
                                                --------------------   SECURITIES UNDERLYING      ALL OTHER
  NAME AND PRINCIPAL POSITIONS    FISCAL YEAR   SALARY($)   BONUS($)        OPTIONS(#)         COMPENSATION(2)
  ----------------------------    -----------   ---------   --------   ---------------------   ---------------
Sehat Sutardja..................     2001       $250,000       --                  --              $1,628
  Co-Chairman of the Board,
  President and Chief
  Executive Officer

Weili Dai.......................     2001       $200,000       --                  --              $1,628
  Executive Vice President,
  Secretary and Director

Pantas Sutardja.................     2001       $240,000       --                  --              $1,628
  Vice President
  and Director

George Hervey(3)................     2001       $138,462       --             800,000                  --
  Vice President of Finance
  and Chief Financial Officer

---------------
(1) The amount of cash compensation does not include the aggregate value of personal benefits or securities, property or other non-cash compensation paid or distributed other than pursuant to a plan that was less than the lesser of $50,000 and 10% of the cash compensation received by such officer, which represents the threshold reporting requirement.

(2) These amounts consist of discretionary profit sharing payments.

(3) Mr. Hervey joined the Company in April 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS                             POTENTIAL REALIZABLE VALUE AT
                       ---------------------------------------------------------------------       ASSUMED ANNUAL RATE OF
                             NUMBER OF             % OF TOTAL                                   STOCK PRICE APPRECIATION FOR
                       SECURITIES UNDERLYING    OPTIONS GRANTED     EXERCISE OR                        OPTION TERM(D)
                          OPTIONS GRANTED       TO EMPLOYEES IN     BASE PRICE    EXPIRATION   ------------------------------
        NAME                 (#)(A,B)             FISCAL YEAR        ($/SH)(C)       DATE          5%($)           10%($)
        ----           ---------------------   ------------------   -----------   ----------   -------------   --------------
Sehat Sutardja.......              --                   --                --            --              --               --
Weili Dai............              --                   --                --            --              --               --
Pantas Sutardja......              --                   --                --            --              --               --
George Hervey........         760,000                 10.1%           $10.00        5/8/10      $4,779,599      $12,112,443
                               40,000                  0.5%           $21.38        1/2/11      $  537,705      $ 1,362,650

---------------
(A) Options generally vest and become exercisable as follows: 20% one year after the date of grant, and increments of 1.67% per month thereafter.

(B) All options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment. All of the options were granted under the Company's Amended and Restated 1995 Stock Option Plan. Under the terms of the plan, the compensation committee retains discretion, subject to plan limits, to modify certain of the terms of outstanding options.

(C) After the common stock of the Company was publicly traded, the exercise price for the options was the closing market price for the Company's common stock on the date of grant. Prior to the public trading of the common stock of the Company, the Board of Directors determined the fair market value of the Company's common stock on the date of grant, and the exercise price was set at such value. The exercise price and tax withholding obligations, if any, may be paid by delivery of already owned shares.

(D) Potential realizable values are net of the option exercise price, but before taxes associated with exercise.

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table shows the number of unexercised options previously granted to the named executive officers which were exercisable and unexercisable at January 27, 2001. There were no option exercises by the named executive officers in fiscal 2001.

                                                     NUMBER OF
                                               SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                               AT JANUARY 27, 2001(#)          AT JANUARY 27, 2001($)
                                            ----------------------------    ----------------------------
                   NAME                     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                   ----                     -----------    -------------    -----------    -------------
Sehat Sutardja............................      --                 --           --                   --
Weili Dai.................................      --                 --           --                   --
Pantas Sutardja...........................      --                 --           --                   --
George Hervey.............................      --            800,000           --          $19,595,000

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company does not have any employment agreements with any of its executive officers. The Company also does not have any compensatory plan or arrangement that would result in any payments to any executive officers upon such officer's resignation, retirement or other termination or from a change in control of the Company. Accordingly any of the Company's executive officers may resign at any time and the employment of any executive officer may be terminated at any time by the Board of Directors.

     THE JOINT REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES, THE REPORT OF THE AUDIT COMMITTEE AND THE STOCK PERFORMANCE GRAPH THAT APPEAR IMMEDIATELY BELOW SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL THEY BE INCORPORATED BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

          JOINT REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES

To: The Board of Directors:

     The compensation of our executive officers for fiscal 2001 was fixed by our full Board of Directors prior to the establishment of our Compensation Committee in March 2000 and our Stock Option Committee in December 2000. Accordingly, the Compensation and Stock Option Committees did not establish the executive compensation for fiscal 2001. Rather, they reviewed the compensation policies established by our full Board of Directors and monitored the compensation levels of our executive officers against those for companies with which it competes for executive talent. The primary responsibility of the Compensation Committee is to oversee compensation practices for the Company's executive officers. In this capacity, it is responsible for reviewing salaries, benefits and other compensation as well as recommending compensation levels of persons designated as executive officers by the Board of Directors. The Stock Option Committee administers the Company's option plans and, in this role, is responsible for reviewing and recommending stock option grants to all of the Company's eligible employees, including its executive officers.

OVERALL EXECUTIVE COMPENSATION PHILOSOPHY

     The Committees believe that the compensation programs for executive officers should reflect the Company's performance and the value created for our shareholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, should reward individual contributions to the Company's success, and reflect comparable market salaries for similar officers within the Company's industry.

     The policy for the Committees is to provide these officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and that are competitive enough to attract and retain highly skilled individuals. With the exception of our three founders, Dr. Sehat Sutardja, Ms. Weili Dai and Dr. Pantas Sutardja, each officer's compensation package is comprised of two elements: (i) a base salary and (ii) long-term incentives through the award of stock options under the Company's stock option plans.

     The compensation package of Dr. Sehat Sutardja, Ms. Weili Dai and Dr. Pantas Sutardja are comprised of (i) a base salary and (ii) profit sharing participation. At present, no long-term, stock-based incentive awards have been made available to these three officers, as the Committees believe that their share holdings in the Company are sizable enough to ensure that these officers' financial interests are aligned with those of the other shareholders of the Company. The Company's profit sharing plan, which was established prior to its initial public offering, has been suspended, and the Company has no present plans to re-instate such arrangement. The payments under such program reported in this proxy statement were paid to these officers prior to the effective date of the Company's initial public offering in June 2000.

     The Company and the Committees currently do not endorse employment contracts and, therefore, none of the current executive officers of the Company is a party to an employment contract.

ANNUAL SALARY AND INCENTIVE COMPENSATION PROGRAM

     The principal factors that the Committees took into account in establishing the officers' compensation packages for the 2001 fiscal year are described below. Either Committee may, however, in its discretion apply entirely different factors, such as different measures of financial performance, or create different compensation elements, in future fiscal years.

     Base Salaries. The base salary for each executive officer was generally established by the Compensation Committee on the basis of relative parity with other executive officers of the Company's industry.

     Stock Option Grants. The Company does not offer a long-term cash incentive plan. To reward executives on a long-term basis, stock options have been granted to provide the equity link to shareholders. Stock options may be granted by the Stock Option Committee to executive officers and other employees under the Company's Amended and Restated 1995 Stock Option Plan. Because of the direct relationship between the value of an option and the stock price, the Stock Option Committee believes that options motivate those executive officers granted options to manage the Company in a manner that is consistent with shareholder interests. Stock option grants are intended to focus the attention of the recipient on the Company's long-term performance, which the Company believes results in improved shareholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a five-year period. Initial option grants typically vest as follows: 20% of the total shares underlying the option on the first anniversary of the vesting commencement date and 1.67% of the total shares on the monthly anniversary of the vesting commencement date thereafter. The principal factors considered in granting stock options to executive officers of the Company are the executive officer's equity interest in the Company, the executive officer's prior performance, level of responsibility and other compensation and the executive officer's ability to influence the Company's long-term growth and profitability. The Stock Option Committee determines the grants of stock options to executive officers.

COMPENSATION OF THE PRESIDENT AND CEO

     The Compensation Committee has set the base salary of Dr. Sehat Sutardja at a level that it believes approximates the median of base salary level for the chief executive officers of those companies with which the Company competes for executive talent. While Dr. Sehat Sutardja's salary for the last completed fiscal year was not directly related to the Company's performance, the Compensation Committee believes that his significant equity stake in the Company provides him with a substantial incentive to continue contributing to the Company's financial success because he will benefit from any appreciation in the value of the Company's common stock.

     It is the opinion of the Committees that each of their respective compensation policies and plans provide the necessary total remuneration program to properly align the interests of each of the foregoing executive officers and the interests of the Company's shareholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

     Submitted by the Compensation and Stock Option Committees of the Company's Board of Directors:

May 6, 2001

         COMPENSATION COMMITTEE                     STOCK OPTION COMMITTEE
           Diosdado P. Banatao                          Sehat Sutardja
         Kuo Wei (Herbert) Chang                           Weili Dai
             John M. Cioffi
              Paul R. Gray

                         REPORT OF THE AUDIT COMMITTEE

To: The Board of Directors

     As members of the Audit Committee for the 2001 fiscal year, we are responsible for representing the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and have general responsibility for overseeing the system of internal controls and accounting and audit activities of the Company and its subsidiaries. The Board of Directors has determined that each member of the Audit Committee is an independent director as defined under the rules of National Association of Securities Dealers. The Board of Directors on May 6, 2001 updated the Audit Committee Charter adopted by the Board of Directors on June 25, 2000. The Audit Committee Charter as updated is attached to this proxy statement as Appendix C.

     The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements of the Company. Management has the primary responsibility for the financial statements and the reporting process of the Company. PricewaterhouseCoopers LLP, the Company's independent auditors, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

     The Audit Committee has discussed with PricewaterhouseCoopers the matters required to be discussed by Statements on Auditing Standards No. 61 (Communication with Audit Committees). In addition, PricewaterhouseCoopers has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with PricewaterhouseCoopers their independence from the Company and its management. The Audit Committee also considered PricewaterhouseCoopers' provision of non-audit services to the Company and determined that such provision of such services was compatible with maintaining the independence of PricewaterhouseCoopers.

     Based on the review and discussions referred to above, the Audit Committee recommended, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 27, 2001, for filing with the Securities and Exchange Commission and that PricewaterhouseCoopers be appointed independent auditors for the Company for fiscal 2002.

May 6, 2001

                                AUDIT COMMITTEE
                              Diosdado P. Banatao
                            Kuo Wei (Herbert) Chang
                               Ronald D. Verdoorn

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, independent public accountants, have been the auditors for the financial statements of the Company for each year since the year ended January 31, 1998. Representatives of PricewaterhouseCoopers will be present at the 2001 Annual General Meeting, and they will be given an opportunity to make a statement if they desire to do so and will be available to respond to any appropriate questions from shareholders.

     In addition to retaining PricewaterhouseCoopers to audit the consolidated financial statements for fiscal 2001, the Company and its subsidiaries retained PricewaterhouseCoopers to provide various consulting services in fiscal 2001. The aggregate fees billed for professional services by PricewaterhouseCoopers in fiscal 2001 for these various services were:

     Audit Fees: Fees of $457,000 were billed for professional services rendered to the Company and its subsidiaries for the audit of the Company's financial statements for fiscal 2001 and review of the financial statements included in the Company's quarterly reports on Form 10-Q for fiscal 2001.

     Financial Information Systems Design and Implementation Fees: No services were rendered by PricewaterhouseCoopers in connection with financial information systems design and implementation, and as a result no fees were billed with respect to such matters.

     All Other Fees: Fees of $555,000 were billed for other services, including tax services, services related to mergers and acquisitions, and services related to public securities offerings.

     As noted in the report of the Audit Committee at page 30 of this proxy statement, the Audit Committee considered the provision by PricewaterhouseCoopers of non-audit services to the Company and determined that the provision of such services was compatible with maintaining the independence of PricewaterhouseCoopers.

                            STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return of the Company's common stock with the cumulative total return of the S&P 500 Index and the Hambrecht & Quist Technology Index since June 27, 2000, when the Company's common stock was first registered under the Exchange Act, through January 27, 2001. The graph assumes that $100 was invested on June 27, 2000 in the Company's common stock and each index and that any dividends were reinvested. No cash dividends have been declared on the Company's common stock since the initial public offering. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                      AMONG MARVELL TECHNOLOGY GROUP LTD.,
                 THE S&P 500 INDEX AND THE H&Q TECHNOLOGY INDEX
[PERFORMANCE GRAPH]

                                                         MARVELL
                                                    TECHNOLOGY GROUP             H&Q TECHNOLOGY
                                                          LTD.                        INDEX                   S&P 500 INDEX
                                                    ----------------             --------------               -------------
6/27/00                                                  100.00                      100.00                      100.00
6/30/00                                                  100.66                      102.19                      100.00
7/31/00                                                   80.68                       95.66                       98.44
8/31/00                                                  126.05                      112.51                      104.55
9/30/00                                                  136.20                      100.33                       99.03
10/31/00                                                  98.45                       91.20                       98.61
11/30/00                                                  50.55                       65.29                       90.84
12/31/00                                                  38.74                       65.20                       91.28
1/27/01                                                   61.92                       70.79                       94.52

ASSUMES $100 INVESTED ON JUNE 27, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING JAN. 27, 2001
---------------
(1) The Company's common stock returns were calculated based on the closing sales prices per share of the common stock as follows: June 27, 2000 (initial trading day), $56.625; June 30, 2000, $57.00; July 31, 2000,
    $45.6875; August 31, 2000, $71.375; September 29, 2000, $77.125; October 31,
    2000, $55.75; November 30, 2000, $28.625; December 29, 2000, $21.9375; and
    January 26, 2001, $35.0625.

(2) The $15.00 per share initial public offering price of the Company's common stock was not used in calculating the Company's graph points.

                           RELATED PARTY TRANSACTIONS

     Since February 1, 2000, there has not been nor is there currently proposed any transaction or series of similar transactions to which Marvell was or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of Marvell's stock or any member of his or her immediate family had or will have a direct or indirect material interest, except as noted below.

ISSUANCES OF COMMON STOCK IN CONNECTION WITH THE GALILEO TRANSACTION

     On January 21, 2001, the Company consummated a transaction with Galileo Technology Ltd. in which Galileo merged with a wholly-owned subsidiary of the Company, with Galileo as the surviving corporation. Upon consummation of the Galileo transaction, outstanding ordinary shares of Galileo were converted into shares of common stock of the Company, and each stock option or other right to acquire Galileo ordinary shares was converted into an option or other right, as applicable, to buy common stock of the Company. The exchange ratio for shares of common stock of the Company issued for each outstanding ordinary share of Galileo was 0.674. The share numbers and exercise prices of the options received in exchange for existing options to purchase Galileo shares, equaled the share number and exercise price for such existing options as adjusted by the exchange ratio. In connection with the Galileo transaction the Company issued the following shares of common stock and options to named executive officers and directors:

     - George Hervey, the Chief Financial Officer of the Company, received 42,661 shares of common stock of the Company in exchange for ordinary shares of Galileo Technology held by Mr. Hervey.

     - Avigdor Willenz, a director of the Company, received 5,935,566 shares of common stock of the Company in exchange for ordinary shares of Galileo Technology held by Mr. Willenz, and Mr. Willenz received options to purchase 447,623 shares of common stock of the Company in exchange for his options to purchase ordinary shares of Galileo Technology Ltd.

     - Manuel Alba, a director of the Company, received 979,983 shares of common stock of the Company in exchange for ordinary shares of Galileo Technology held by Mr. Alba, and Mr. Alba received options to purchase 287,531 shares of common stock of the Company in exchange for his options to purchase ordinary shares of Galileo Technology. In connection with the Galileo transaction, Mr. Alba's wife also received 29,168 shares of common stock of the Company in exchange for ordinary shares of Galileo Technology held by Mr. Alba's wife, and she received options to purchase 27,140 shares of common stock of the Company in exchange for her options to purchase ordinary shares of Galileo Technology.

     Both Messrs. Willenz and Alba, became directors of the Company in connection with the Galileo transaction. Mr. Hervey acquired his shares upon exercise of stock options he was granted as Senior Vice President and Chief Financial Officer of Galileo Technology, Ltd., positions he held from March 1997 to April 2000.

          SHAREHOLDERS' PROPOSALS FOR THE 2002 ANNUAL GENERAL MEETING


     Under United States federal securities laws, any proposal of an eligible shareholder of the Company that such shareholder wishes to have considered for inclusion in the Company's proxy solicitation materials relating to the Company's 2002 Annual General Meeting of Shareholders must be received by the Company at its principal executive offices no later than January 21, 2002. Under United States federal securities laws, a shareholder is eligible to present proposals to the Board of Directors if he or she is the record or beneficial owner of at least one percent or $2,000 in market value of securities entitled to be voted at the 2002 Annual General Meeting and has held such securities for at least one year, and he or she continues to own such securities through the date on which the meeting is held.


     Although information received after such date will not be included in proxy materials sent to shareholders, a shareholder proposal for the nomination of directors may still be presented at the Annual General Meeting if such proposal complies with the Company's Bye-Laws then in effect. In accordance with

Bye-Law 34 of the Company's Amended and Restated Bye-Laws currently in effect, shareholder nominations for election of directors may be voted on at an Annual General Meeting only if such nominations are made pursuant to written notice timely given to the Corporate Secretary accompanied by certain information. To be timely, a shareholder's written notice must be received at the principal executive offices of the Company not earlier than the 90th day prior to anniversary of the prior year's Annual General Meeting nor later than the 60th day prior to such anniversary. Under Bye-Laws 12(5)(b) and 34 of the Company's Second Amended and Restated Bye-laws, to be timely the shareholder's written notice must be received by the Company not less than 60 nor more than 180 days prior to the date set for the annual general meeting (or if no such date is set, the date that is not less than 60 nor more than 180 days prior to the anniversary of the previous year's annual general meeting). The notice must contain the name and business background of any person being nominated by such shareholder as a director and all material information on any proposal, statement or resolution to be put to the meeting and details of the shareholder submitting the proposal, statement or resolution, as well as other information that may be specified by the Board of Directors. The Board of Directors will review proposals from eligible shareholders which it receives by that date and will determine whether any such proposal has been received in accordance with the Company's Bye-Laws then in effect and whether any such proposal will be acted upon at the Annual General Meeting.

     In addition, Section 79 of the Companies Act 1981 of Bermuda, provides that shareholders representing either: (1) 5% of the total voting power of the shares of common stock eligible to vote at a general meeting of the Company, or (2) not less than one hundred shareholders, may propose any resolution which may be properly moved at the next annual general meeting of the Company; or circulate a statement with respect to any matter referred to in a proposed resolution at the next annual general meeting of the Company. To be timely, the proposal requiring notice of a resolution must be deposited at the registered office of the Company at least six weeks before the annual general meeting. Notice of a statement referred to in a proposed resolution must be deposited at the registered office of the Company not less than one week prior to the annual general meeting. In each case, the shareholders proposing the requisition must deposit with the Company funds sufficient to meet the Company's expenses incurred to give effect to the shareholder proposal.

     All shareholder proposals should be sent to the Secretary at the Company's principal executive offices located at 4th Floor, Windsor Place, 22 Queen Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda.

                                 OTHER MATTERS

     At the time of preparation of this proxy statement, the Board of Directors of the Company was not aware of any other matters to be brought before the Annual General Meeting. No eligible shareholder had submitted notice of any proposal before the printing and mailing of this proxy statement. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and requirements of the National Association of Securities Dealers, officers and directors of the Company and persons who beneficially own more than 10% of the common stock of the Company are required to file with the SEC and the NASD and furnish to the Company reports of ownership and change in ownership with respect to all equity securities of the Company.

     Based solely on its review of the copies of such reports received by it during or with respect to the fiscal year ended January 27, 2001, and written representations from such reporting persons, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to such individuals, except for the following reports that were inadvertently filed late: the Form 4 of Kuo Wei (Herbert) Chang reporting the acquisition of 7,500 shares in June 2000, and the Form 4 of George Hervey reporting the acquisition of 4,381 shares in January 2001.

                           ANNUAL REPORT ON FORM 10-K

     Along with this proxy statement, the Company has provided each shareholder entitled to vote, a copy of its Annual Report on Form 10-K for the year ended January 27, 2001 without the exhibits thereto. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS 2001 FORM 10-K, OR A COPY OF THE EXHIBITS TO ITS 2001 FORM 10-K, UPON THE WRITTEN OR ORAL REQUEST OF ANY SHAREHOLDER OR BENEFICIAL OWNER OF COMMON STOCK. REQUESTS SHOULD BE DIRECTED TO THE FOLLOWING ADDRESS:

                                General Counsel
                          Marvell Semiconductor, Inc.
                               645 Almanor Avenue
                          Sunnyvale, California 94085
                           Telephone: (408) 222-2500

                                          By order of the Board of Directors,


                                          /s/ WEILI DAI


                                          WEILI DAI
                                          Secretary

Sunnyvale, California

May 21, 2001


         PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
  If you have any questions, or have any difficulty voting your shares, please contact Matthew Gloss at
                                (408) 222-2500.

                                                                      APPENDIX A

                                     SECOND
                               AMENDED & RESTATED
                                    BYE-LAWS
                                       OF

                         MARVELL TECHNOLOGY GROUP LTD.

                               TABLE OF CONTENTS

BYE-LAW                                                                 PAGE
-------                                                                 ----
   1      Interpretation..............................................   A-1
   2      Board of Directors..........................................   A-2
   3      Management of the Company...................................   A-2
   4      Power to appoint managing director or chief executive
          officer.....................................................   A-2
   5      Power to appoint manager....................................   A-2
   6      Power to authorise specific actions.........................   A-3
   7      Power to appoint attorney...................................   A-3
   8      Power to delegate to a committee............................   A-3
   9      Power to appoint and dismiss employees......................   A-3
  10      Power to borrow and charge property.........................   A-3
  11      Exercise of power to purchase shares of or discontinue the
          Company.....................................................   A-3
  12      Election of Directors.......................................   A-3
  13      Defects in appointment of Directors.........................   A-4
  14      Alternate Directors.........................................   A-5
  15      Removal of Directors........................................   A-5
  16      Vacancies of the Board......................................   A-5
  17      Notice of meetings of the Board.............................   A-6
  18      Quorum at meetings of the Board.............................   A-6
  19      Meetings of the Board.......................................   A-6
  20      Unanimous written resolutions...............................   A-6
  21      Contracts and disclosure of Directors' interests............   A-6
  22      Remuneration of Directors...................................   A-7
  23      Officers of the Company.....................................   A-7
  24      Appointment of Officers.....................................   A-7
  25      Remuneration of Officers....................................   A-7
  26      Duties of Officers..........................................   A-7
  27      Chairman of meetings........................................   A-7
  28      Register of Directors and Officers..........................   A-8
  29      Obligations of Board to keep minutes........................   A-8
  30      Indemnification of Directors and Officers of the Company....   A-8
  31      Waiver of claim by Member...................................   A-8
  32      Notice of annual general meeting............................   A-9
  33      Notice of special general meeting...........................   A-9
  34      Advance Notice..............................................   A-9
  35      Accidental omission of notice of general meeting............   A-9
  36      Meeting called on requisition of Members....................   A-9
  37      Short notice................................................   A-9
  38      Postponement of meetings....................................  A-10
  39      Quorum for general meeting..................................  A-10
  40      Adjournment of meetings.....................................  A-10
  41      Attendance at meetings......................................  A-10
  42      Written resolutions.........................................  A-11
  43      Attendance of Directors.....................................  A-11
  44      Voting at meetings..........................................  A-11
  45      Voting on show of hands.....................................  A-12
  46      Decision of chairman........................................  A-12

BYE-LAW                                                                 PAGE
-------                                                                 ----
  47      Demand for a poll...........................................  A-12
  48      Seniority of joint holders voting...........................  A-13
  49      Proxies and Corporate Representations.......................  A-13
  50      Rights of shares............................................  A-14
  51      Power to issue shares.......................................  A-14
  52      Variation of rights, alteration of share capital and
          purchase of shares of the Company...........................  A-15
  53      Registered holder of shares.................................  A-15
  54      Reserved....................................................  A-15
  55      Share certificates..........................................  A-15
  56      Calls on shares.............................................  A-16
  57      Forfeiture of shares........................................  A-16
  58      Contents of Register of Members.............................  A-16
  59      Inspection of Register of Members...........................  A-17
  60      Determination of record dates...............................  A-17
  61      Instrument of Transfer......................................  A-17
  62      Restriction on Transfer.....................................  A-17
  63      Transfers by joint holders..................................  A-18
  64      Representative of deceased Member...........................  A-18
  65      Registration on death or bankruptcy.........................  A-18
  66      Declaration of dividends by the Board.......................  A-18
  67      Other distributions.........................................  A-18
  68      Reserve fund................................................  A-19
  69      Payment of Dividends and deduction of Amounts due to the
          Company.....................................................  A-19
  70      Issue of bonus shares.......................................  A-19
  71      Records of account..........................................  A-19
  72      Financial year end..........................................  A-20
  73      Financial statements........................................  A-20
  74      Appointment of Auditor......................................  A-20
  75      Remuneration of Auditor.....................................  A-20
  76      Vacation of office of Auditor...............................  A-20
  77      Access to books of the Company..............................  A-20
  78      Report of the Auditor.......................................  A-20
  79      Business Combinations.......................................  A-21
  80      Service of Notices and Other Documents......................  A-21
  81      Service and delivery of notice..............................  A-21
  82      The Seal....................................................  A-22
  83      Manner in which seal is to be affixed.......................  A-22
  84      Winding-up/distribution by liquidator.......................  A-22
  85      Alteration of Bye-laws......................................  A-22

                                 INTERPRETATION

  1. Interpretation

     (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:-

          (a) "Act" means the Companies Act 1981 as amended from time to time;

          (b) "Alternate Director" means an alternate Director appointed in accordance with these Bye-laws;

          (c) "Auditor" includes any individual or partnership;

          (d) "Board" means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

          (e) "Business Combination" means any scheme of arrangement, reconstruction, amalgamation, takeover or similar business combination involving the Company or any subsidiary of the Company and any other person; provided that any such transaction with any direct or indirect subsidiary of the Company formed by the Company with the approval of its board of directors for the purpose of engaging in any scheme of arrangement, reconstruction, amalgamation, takeover or similar business combination shall not be a Business Combination for the purposes of these Bye-laws;

          (f) "Cause" means:

             (i) conviction on indictment of an indictable offence involving the management of the Company; or

             (ii) persistent breaches of the Act;

          (g) "Clear Days" means, in relation to the period of a notice, that period excluding the day on which the notice is given or served, or deemed to be given or served, and the day for which it is given or on which it is to take effect;

          (h) "Company" means Marvell Technology Group Limited;

          (i) "Director" means a director of the Company and shall include an Alternate Director;

          (j) "Member" means the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context so requires;

          (k) "notice" means written notice as further defined in these Bye-laws unless otherwise specifically stated;

          (l) "Officer" means any person appointed by the Board to hold an office in the Company;

          (m) "Register" means the Register of Members of the Company and includes any branch register;

          (n) "Registered Office" means the registered office for the time being of the Company;

          (o) "Register of Directors and Officers" means the Register of Directors and Officers referred to in these Bye-laws;

          (p) "Register of Members" means the Register of Members referred to in these Bye-laws;

          (q) "Secretary" means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary;

          (r) "Special Resolution" means a resolution passed by a majority of not less than 66 2/3% of votes cast by such Members as, being entitled so to do, vote in person or by proxy or by duly authorised corporate representative at a general meeting of which not less than twenty-one (21) clear days' notice (save where a longer period is required by these Bye-Laws), specifying the intention to propose the resolution as a Special Resolution, has been duly given;

     (2) In these Bye-laws, where not inconsistent with the context:-

          (a) words denoting the plural number include the singular number and vice versa;

          (b) words denoting the masculine gender include the feminine gender;

          (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

          (d) the word:-

             (i) "may" shall be construed as permissive;

             (ii) "shall" shall be construed as imperative; and

          (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

     (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography and other modes of representing words in a visible form.

     (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

                               BOARD OF DIRECTORS

2. Board of Directors

     The business of the Company shall be managed and conducted by the Board.

3. Management of the Company

     (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to the provisions of any statute and to such regulations as may be prescribed by the Company in general meeting.

     (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4. Power to appoint managing director or chief executive officer

     The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5. Power to appoint manager

     The Board may appoint a person to act as manager of the Company's day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6. Power to authorise specific actions

     The Board may from time to time and at any time authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

7. Power to appoint attorney

     The Board may from time to time and at any time by power of attorney appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company.

8. Power to delegate to a committee

     The Board may delegate any of its powers to a committee appointed by the Board which may consist partly or entirely of non-Directors and every such committee shall conform to such directions as the Board may impose on them. The meeting and proceedings of any such committee shall be governed by the provisions of these Bye-Laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board.

9. Power to appoint and dismiss employees

     The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10. Power to borrow and charge property

     The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11. Exercise of power to purchase shares of or discontinue the Company

     (1) The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act.

     (2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12. Election of Directors

     (1) The Board shall consist of not less than two Directors or such number in excess thereof as the Board may from time to time determine.

     (2) The Board shall consist of three classes of Directors which shall be known as Class 1, Class 2 and Class 3. Class 1 shall retire at the first annual general meeting after June 17, 2000; Class 2 shall retire at the second annual general meeting after June 17, 2000 and Class 3 shall retire at the third annual general meeting after June 17, 2000. This sequence shall be repeated thereafter. Each director in a Class shall, upon proper nomination in accordance with the provisions of Bye-Law 12(5), be eligible for re-election at the annual general meeting of the Company at which such Class retires to hold office for three years or until successors are elected or appointed.

     (3) Any additional Directors elected so as to increase the total number of Directors then in office shall be elected to such Class as will ensure that the number of Directors in each Class remains equal and if that is not possible to the Class which is retiring at the annual general meeting at which such Director is elected or, if any such Director is elected otherwise than at an annual general meeting to the Class which was elected at the most recent prior annual general meeting.

     (4) If at the meeting at which a Director retires by rotation, the Company does not fill the vacancy so created, the retiring Director shall, if willing to act, be deemed to have been reappointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the reappointment of the Director is put to the meeting and lost.

     (5) No person shall be appointed or reappointed a Director at any general meeting unless:

          (a) he or she is recommended by the Board; or

          (b) in the case of an annual general meeting, not less than 60 nor more than 180 Clear Days before the date appointed for the meeting (or if such date is not at the time of such nomination known, the anniversary of the previous year's annual meeting), a notice containing the information set forth below in Bye-Law 12(6) and executed by a Member qualified to vote at the meeting has been given to the Company of the intention of that Member to propose that person for appointment or reappointment as a Director; or

          (c) in the case of a special general meeting, not less than 10 days after the Company first publicly announces its intention to hold a special general meeting for the purpose of electing directors, a notice containing the information set forth below in Bye-Law 12(6) and executed by a Member qualified to vote at the meeting has been given to the Company of the intention of that Member to propose that person for appointment or reappointment as a Director; or

          (d) the appointment or reappointment is approved by a Special Resolution of the Members.

     (6) A notice of nomination from a Member shall:

          (a) specify the meeting at which the person nominated is proposed for election as a Director;

          (b) contain all such information relating to the nominee as is required in solicitations of proxies for the election of Directors or as may be otherwise required pursuant to Section 14 of, and Schedule 14A under, the United States Securities Exchange Act of 1934, as amended;

          (c) state the names and addresses, as they appear in the Register, of the Member(s) giving the notice and the class and number of shares which are held by such Member(s) at the date of the notice and be signed by such Member(s); and

          (d) be accompanied by the written consent of the nominee to his being named in a proxy statement as a nominee and to serving as a Director, if elected.

     (7) The Board may appoint one or more persons willing to act to be a Director, either to fill a vacancy or vacancies or, as an additional Director or Directors. A Director so appointed shall hold office only until the next following annual general meeting, and shall not be taken into account in determining the Directors who are to retire by rotation at the meeting, and shall then be eligible for re-election.

13. Defects in appointment of Directors

     All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14. Alternate Directors

     (1) Any general meeting of the Company may elect a person or persons to act as a Director in the alternative to any one or more of the Directors of the Company or may authorise the Board to appoint such Alternate Directors. Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present.

     (2) An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

     (3) An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

15. Removal of Directors

     (1) The Members may, at any special general meeting convened and held in accordance with these Bye-laws only, remove a Director for Cause PROVIDED THAT

          (a) the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director's removal;

          (b) the resolution is passed as a Special Resolution; and

          (c) no more than one third of the Directors for the time being in office shall be removed at any general meeting.

     (2) A vacancy on the Board created by the removal of a Director under the provisions of subparagraph (1) of this Bye-law may be filled by the Members at the meeting at which such Director is removed and, in the absence of such election or appointment, the Board may fill the vacancy.

16. Vacancies on the Board

     (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of the death, disability, disqualification or resignation of any Director and to appoint an Alternate Director to any Director so appointed.

     (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the Company.

     (3) The office of Director shall be vacated if the Director:-

          (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

          (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

          (c) is or becomes of unsound mind or dies; or

          (d) resigns his or her office by notice in writing to the Company.

17. Notice of meetings of the Board

     (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

     (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, overnight courier, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible and non-transitory form at such Director's last known address or any other address given by such Director to the Company for this purpose.

18. Quorum at meetings of the Board

     The quorum necessary for the transaction of business at a meeting of the Board may be fixed by the Directors and, unless so fixed, shall be a majority of the Directors.

19. Meetings of the Board

     (1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

     (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

     (3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail. Notwithstanding the foregoing, a resolution to approve any of the following shall require the affirmative vote of an absolute majority of the directors holding office at the date of the resolution:

          (a) the issue of shares in the capital of the Company or any obligations, charges or debts convertible into shares or involving rights to vote under any circumstances;

          (b) recommending the winding up, dissolution or termination of the corporate existence of the Company; and

          (c) borrowing of any amount by the Company which exceeds in the aggregate $25,000,000 or the mortgage, pledge or grant of a security interest in any property of the Company which exceeds in the aggregate $25,000,000.

20. Unanimous written resolutions

     A resolution in writing signed by all the Directors which may be in counterparts, shall be as valid as if it had been effected at a meeting of the Board duly called and constituted. For the purposes of this Bye-law only, "Director" shall not include an Alternate Director except that an Alternate Director may sign such a resolution on behalf of a principal Director.

21. Contracts and disclosure of Directors' interests

     (1) Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director's firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director, provided that nothing herein contained shall authorise a Director or Director's firm, partner or such company to act as Auditor of the Company.

     (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

     (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22. Remuneration of Directors

     (1) Each Director shall be entitled to receive such fees for his services as a Director, if any, as the Board may from time to time determine. Each Director shall be paid all expenses properly and reasonably incurred by him or her in the conduct of the Company's business or in the discharge of his duties as a Director, including (but without limitation) his reasonable travelling, hotel and incidental expenses in attending and returning from meetings of the Board or any committee of the Board or general meetings.

     (2) Any Director who serves on any committee of the Board or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration or other amounts payable to a Director pursuant to any other Bye-Law.

     (3) The Board may from time to time determine that, subject to the requirements of the Act, all or part of any fees or other remuneration payable to any Director or other Officer of the Company shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

                                    OFFICERS

23. Officers of the Company

     The Officers of the Company shall consist of a President and a Vice President or a Chairman and a deputy Chairman, a Secretary and such additional Officers as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws.

24. Appointment of Officers

     (1) The Board shall, as soon as practicable after each annual general meeting appoint a President and Vice President or a Chairman and Deputy Chairman who shall be Directors.

     (2) The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

25. Remuneration of Officers

     The Officers shall receive such remuneration as the Board may from time to time determine.

26. Duties of Officers

     The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

27. Chairman of meetings

     Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and if not the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote. If more than one person holds any of the offices enumerated herein, the Board shall determine which of the persons shall act as Chairman at meetings.

28. Register of Directors and Officers

     The Board shall cause to be kept in one or more books a Register of Officers and Directors and shall enter therein the particulars required by the Act.

                                    MINUTES

29. Obligations of Board to keep minutes

     The Board shall cause minutes to be duly entered in books provided for the purpose:-

          (a) of all elections and appointments of Officers;

          (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

          (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

                                   INDEMNITY

30. Indemnification of Directors and Officers of the Company

     The Directors, Secretary and other Officers (such term to include any person appointed to any committee by the Board) for the time being of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons.

31. Waiver of claim by Member

     Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer or to any matter arising under United States federal securities laws.

                                    MEETINGS

32. Notice of annual general meeting

     The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five days notice of such meeting shall be given to each Member stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

33. Notice of special general meeting

     The President or the Chairman or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five days' notice which shall state the date, time, place and the general nature of the business to be considered at the meeting.

34. Advance notice

     Not less than sixty (60) nor more than one hundred eighty (180) Clear Days advance notice in writing shall at all times be required for the nomination, other than by or at the direction of the Board, of candidates for election as directors, as well as any other proposals, statements or resolutions to be put forward by Members for consideration at an annual general meeting or special general meeting. In the case of an annual general meeting such notice must be received by the Company not less than sixty (60) nor more than one hundred eighty (180) Clear Days prior to the date appointed for the annual general meeting (or if such date is not at the time of such nomination or proposal known, the anniversary of the prior year's annual general meeting). The notice must contain the information specified in Bye-Law 12(6) with respect to the person to be nominated as director and all material information on the proposal, statement or resolution to be put to the meeting, together with details of the Member submitting the proposal, statement or resolution and such other information as may from time to time be specified by the Board. The foregoing rights in relation to proposals, statements or resolutions are in addition to any rights conferred by the Act.

35. Accidental omission of notice of general meeting

     The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

36. Meeting called on requisition of Members

     Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of section 74 of the Act shall apply.

37. Short notice

     A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

38. Postponement of meetings

     The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39. Quorum for general meeting

     At any general meeting of the Company two persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, PROVIDED that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Board may determine.

40. Adjournment of meetings

     (1) The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present (and shall if so directed), adjourn the meeting. In addition the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him or her that:

          (a) it is likely to be impracticable to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

          (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

          (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

     (2) Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

41. Attendance at meetings

     (1) A meeting of the Members or any class thereof may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting. In addition, the Board may resolve to enable persons entitled to attend a general meeting of the Company or of any class of Members to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The Members present at any such satellite meeting place in person or by proxy and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the general meeting in question if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that Members attending at all the meeting places are able to:

          (a) communicate simultaneously and instantaneously with the persons present at the other meeting place or places, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities; and

          (b) have access to all documents which are required by the Act and these Bye-Laws to be made available at the meeting.

     The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place.

     If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place are or become inadequate for the purposes referred to above, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of such adjournment shall be valid.

     (2) The Board and the chairman of any general meeting may make any arrangement and impose any requirement or restriction it, he or she considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and the chairman of any general meeting shall be entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

42. Written resolutions

     (1) Subject to subparagraph (6) of this Bye-Law, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

     (2) A resolution in writing may be signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or any class thereof, in as many counterparts as may be necessary.

     (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

     (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

     (5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of sections 81 and 82 of the Act.

     (6) This Bye-law shall not apply to:

          (a) a resolution passed pursuant to section 89(5) of the Act; or

          (b) a resolution passed for the purpose of removing a Director before the expiration of his term of office under Bye-law 15.

43. Attendance of Directors

     The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

44. Voting at meetings

     (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

     (2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

45. Voting on show of hands

     At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand.

46. Decision of chairman

     (1) At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

     (2) At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47. Demand for a poll

     (1) Notwithstanding the provisions of the immediately preceding two Bye-laws, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

          (a) the chairman of such meeting; or

          (b) at least three Members present in person or represented by proxy;
     or

          (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

          (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

     (2) Where, in accordance with the provisions of subparagraph (1) of this Bye-law, a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in sub-paragraph (4) of this Bye-Law or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

     (3) A poll demanded in accordance with the provisions of subparagraph (1) of this Bye-law, for the purpose of electing a chairman or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

     (4) Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialed or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the ballot papers shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

48. Seniority of joint holders voting

     In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49. Proxies and Corporate Representatives

     (1) The instrument appointing a proxy shall be in writing under the hand of the appointor or the appointor's attorney authorised in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same.

     (2) Any Member may appoint a standing proxy or (if a corporation) a standing corporate representative by delivery to the Registered Office (or such other place as the Board may from time to time specify for such purposes) of evidence of such appointment. The appointment of such a standing proxy or representative shall be valid for all general meetings and adjournments thereof or, resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office. Where an appointment of a standing proxy or corporate representative has been made, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Member is present or in respect of which the Member has specially appointed a proxy or corporate representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any such appointment of the standing proxy or corporate representative and the operation of any such appointment shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.

     (3) The instrument appointing a proxy or corporate representative, together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written Resolution, in any document sent therewith) prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written Resolution, prior to the effective date of the written Resolution, and in default the instrument of proxy shall not be treated as valid. Delivery of the proxy or instrument appointing a corporate representative may be effected by facsimile communication to any facsimile number specified in the notice convening the general meeting.

     (4) A proxy may be appointed by an instrument in any common form or in such other form as the Board may approve, and the Board may, if it thinks fit, send out with the notice of any meeting or any written Resolution forms of instruments of proxy for use at that meeting. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written Resolution or amendment of a Resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

     (5) A vote given by proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the instrument of proxy or of the authority under which it was executed; provided, however, that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) one hour at least before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written Resolution at which the instrument of proxy is used.

     (6) Subject to the Act, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Member at general meetings or to sign written resolutions.

                            SHARE CAPITAL AND SHARES

50. Subject to any resolution of the Members to the contrary, the share capital of the Company is divided into two classes of shares to be designated respectively Common Stock (the "Common") and Preferred Stock (the "Preferred"). The Preferred may be issued from time to time in one or more series. The Board is authorized to fix the number of shares of any series of the Preferred and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of the Preferred and, within the limits and restrictions stated in any resolution or resolutions of the Board originally fixing the number of shares constituting any series of the Preferred, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The particular rights and restrictions attached to any series of Preferred shall be recorded in a resolution of the Board. The Board may at any time before the allotment of any shares of Preferred by further resolution in any way amend such rights and restrictions or vary or revoke its designation. A copy of any such resolution or amending resolution for the time being in force shall be annexed as an appendix to (but shall not form part of) these Bye-Laws.

51. Power to issue shares

     (1) Subject to these Bye-laws and to any resolution of the Members to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have power to issue any unissued shares of the Company on such terms and conditions as the Board may determine.

     (2) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

     (3) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any person of or for any shares in the Company, but nothing in this Bye-Law shall prohibit transactions mentioned in Sections 39A, 39B and 39C of the Act.

     (4) The Board may from time to time do any one or more of the following things:

          (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

          (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him or her, although no part of that amount has been called up;

          (c) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

          (d) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

52. Variation of rights, alteration of share capital and purchase of shares of the Company

     (1) Subject to the provisions of Sections 42 and 43 of the Act any preference shares may be issued as shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Board may determine.

     (2) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47 (7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

     (3) The Company may from time to time by resolution of the Members change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

     (4) Subject to the Companies Acts, the Company may purchase its own shares and the Board may authorise any exercise of the Company's power to purchase its own shares, whether in the market, by tender or by private treaty, at such prices and otherwise on such terms and conditions as the Board may from time to time determine. The whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.

53. Registered holder of shares

     (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

     (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

54. Reserved

55. Share certificates

     (1) Shares shall be issued in registered form. Unless otherwise provided by the rights attaching to or by the terms of issue of any particular Shares, each Member shall, upon becoming the holder of any Share, be entitled to a Share certificate for all the Shares of each class held by such Member (and, on transferring a part of such Member's holding, to a certificate for the balance), but the Board may decide not to issue certificates for any Shares held by, or by the nominee of, any securities exchange or depository or any operator of any clearance or settlement system except at the request of any such person. In the case of a Share held jointly by several persons, delivery of a certificate in their joint names to one of several joint holders shall be sufficient delivery to all.

     (2) If a Share certificate is defaced, lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

     (3) The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons.

     (4) Nothing in these Bye-Laws shall preclude title to a Share being evidenced or transferred otherwise than in writing to the extent permitted by the Act and as may be determined by the Board from time to time.

56. Calls on shares

     (1) The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies unpaid on the shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

     (2) The Board may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

57. Forfeiture of shares

     (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice in the form, or as near thereto as circumstances admit, of Form "A" in the Schedule hereto.

     (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

     (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

     (4) The Board may accept the surrender of any share which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

                              REGISTER OF MEMBERS

58. Contents of Register of Members

     (1) The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

     (2) The Company may also keep one or more branch registers at such place or places outside Bermuda to the extent and in the manner permitted by the Companies Acts and the Board may make such regulations as it thinks fit regarding the keeping of any branch register and may revoke or vary any such regulations. The Board may authorise any share on the Register to be included in a branch register or any share registered on a branch register to be registered on another branch register, provided that at all times the Register is maintained in accordance with the Companies Acts.

59. Inspection of Register of Members

     The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

60. Determination of record dates

     Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

          (a) determining the Members entitled to receive any dividend, distribution, allotment or issue; and

          (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

                               TRANSFER OF SHARES

61. Instrument of Transfer

     (1) An instrument of transfer shall be in such common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

     (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

62. Restriction on Transfer

     (1) Subject to the Act and to such of the restrictions contained in these Bye-Laws as may be applicable, any Member may transfer all or any of such Member's shares by an instrument of transfer in the usual common form or in any other form that the Board may approve.

     (2) The instrument of transfer of a share shall be signed by or on behalf of the transferor and, when any share is not fully paid, the transferee, and the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. All instruments of transfer when registered may be retained by the Company. The Board may, in its absolute discretion and without assigning any reason therefor, decline to register any transfer of any Share that is not a fully paid Share or that is in violation of these Bye-Laws or of any agreement of which the Company has notice. The Board may also decline to register any transfer unless:

          (a) the instrument of transfer is duly stamped, if required, and lodged with the Company at the registered office or any other place as the Board may from time to time specify, accompanied by the certificate (if any) for the Shares to which it relates, and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

          (b) the instrument of transfer is in respect of only one class of Share;

          (c) where applicable, the permission of the Bermuda Monetary Authority with respect thereto has been obtained; and

          (d) where applicable, the Board is satisfied that the transfer complies with securities laws.

     (3) If the Board declines to register a transfer it shall, within three months after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

     (4) No fee shall be charged by the Company for registering any transfer, or otherwise making an entry in the Register concerning any other document relating to or affecting the title to any Share.

     (5) Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under Bye-Laws 62(1), 62(2) and 62(3).

63. Transfers by joint holders

     The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

                             TRANSMISSION OF SHARES

64. Representative of deceased Member

     In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

65. Registration on death or bankruptcy

     Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form "B" in the Schedule hereto. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

66. Declaration of dividends by the Board

     The Board may, subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company unless the terms of the issue of shares otherwise provide.

67. Other distributions

     The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution or other monies payable in respect of shares shall bear interest as against the Company unless the terms of the issue of shares otherwise provide.

68. Reserve fund

     The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve fund to be used to meet contingencies or for equalising dividends or for any other special purpose.

69. Payment of Dividends and deduction of Amounts due to the Company

     (1) Any dividend or other monies payable in respect of a share may be paid by cheque or warrant sent through the post to the registered address of the Members (in the case of joint Members, the senior joint holder, seniority being determined by the order in which the names stand in the Register of Members) or person entitled thereto, or by direct bank transfer to such bank account as such Member or person entitled thereto may direct. Every such cheque shall be made payable to the order of the person to whom it is sent or to such persons as the Member may direct, and payment of the cheque or warrant shall be a good discharge to the Company. Every such cheque or warrant shall be sent at the risk of the person entitled to the money represented thereby.

     (2) Any dividend or other monies payable in respect of a share which has remained unclaimed for 12 years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other monies payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company's own account. Such payment shall not constitute the Company a trustee in respect thereof.

     (3) The Company shall be entitled to cease sending dividend warrants and cheques by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the Member's new address. The entitlement conferred on the Company by this Bye-law 69(3) in respect of any Member shall cease if the Member claims a dividend or cashes a dividend warrant or cheque.

     (4) The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

                                 CAPITALISATION

70. Issue of bonus shares

     (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

     (2) The Company may capitalise any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

                       ACCOUNTS AND FINANCIAL STATEMENTS

71. Records of account

     The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:-

          (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

          (b) all sales and purchases of goods by the Company; and

          (c) the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83(2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

72. Financial year end

     The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be the Saturday nearest January 31st in each year.

73. Financial statements

     Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

                                     AUDIT

74. Appointment of Auditor

     Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

75. Remuneration of Auditor

     The remuneration of the Auditor shall be fixed by the Members in general meeting or in such other manner as the Members may determine

76. Vacation of office of Auditor

     If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor's services are required, the Board may appoint an interim Auditor to fill the vacancy created thereby to serve until the next annual general meeting.

77. Access to books of the Company

     The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

78. Report of the Auditor

     (1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

     (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

     (3) The generally accepted auditing standards referred to in subparagraph
(2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

                             BUSINESS COMBINATIONS

79. Business Combinations

     In addition to any approval required under the Act, a Business Combination that is not approved by at least 66 2/3% of the directors holding office at the date of the Board Resolution must be approved by a Special Resolution of the Members.

                                    NOTICES

80. Service of Notices and Other Documents

     (1) Any notice or other document (including a Share certificate) may be served on or delivered to any Member by the Company either personally or by sending it through the post in a prepaid letter addressed to such Member at the address appearing in the Register or by delivering it to or leaving it at such registered address. In the case of joint holders of a Share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders. Any notice or other document if sent by post shall be deemed to have been served or delivered five Clear Days after it was put in the post, and, in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed, stamped and put in the post.

     (2) Any notice of a general meeting of the Company shall be deemed to be duly given to a Member, or other person entitled to it, if it is sent by post, courier, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible and non-transitory form to the address as it appears in the Register or any other address given to the Company for this purpose. Any such notice shall be deemed to have been served 24 hours after its dispatch except in the case of air courier in which case such notice shall be deemed to have been served 48 hours after its dispatch.

     (3) Any notice or other document delivered, sent or given to a Member in any manner permitted by these Bye-Laws shall, notwithstanding that such Member is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any Share registered in the name of such Member as sole or joint holder unless such Member's name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the Share, and such service or delivery shall for all purposes be deemed as sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under such Member) in the Share.

Any notice or other document (including without limitation a proxy, appointment of corporate representative or nomination form for a director) may be delivered by any Member to the Company either personally, by air courier or by sending it through the post in a pre-paid letter addressed to the Company and the registered office of the Company. Where a notice convening a general meeting indicates that any document which is to be delivered by a Member to the Company in connection with such general meeting may be delivered by facsimile and indicates a facsimile number for delivery, then any Member may deliver such document or documents by facsimile transmission to the number identified in the notice of general meeting.

81. Service and delivery of notice

     Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission save for notices sent by post which shall be deemed to have been served five (5) days after posting and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

                              SEAL OF THE COMPANY

82. The Seal

     (1) The Board shall provide for the safe custody of the Seal. The Seal shall only be used by the authority of the Board or of a committee authorised by the Board in that behalf. The Board may determine who (if anyone) shall sign any instrument to which the Seal is affixed and shall unless otherwise determined by resolution of the Board be signed by one Director.

     (2) The Board may by resolution determine either generally or in any particular case that any certificates or warrants for Shares or debentures or representing any other form of security to which the Seal is to be affixed may have signatures affixed to them by some mechanical means, or printed thereon or that such certificates need not bear any signature.

     (3) Where the Company engages in business outside Bermuda the Company may, if the Board so determines, have for use in any country, territory or place outside Bermuda a seal which shall be a duplicate of the Seal and which shall be affixed in the same manner as the Seal.

     (4) The Company may, if the Board so determines, have for use for sealing securities issued by the Company and for sealing documents creating or evidencing securities so issued an official seal which shall be a facsimile of the Seal with the addition on its face of the word "Securities".

83. Manner in which seal is to be affixed

     The seal of the Company shall not be affixed to any instrument except attested by the signature of a Director and the Secretary or any two Directors, or some other person appointed by the Board for the purpose, provided that any Director, or Officer, may affix the seal of the Company attested by such Director or Officer's signature only to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such Director or Officer.

                                   WINDING-UP

84. Winding-up/distribution by liquidator

     If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

                             ALTERATION OF BYE-LAWS

85. Alteration of Bye-laws

     No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members; provided that any provision of these Bye-Laws requiring a Special Resolution by the Members shall not be amended without a Special Resolution.

                                     *****

                        SCHEDULE -- FORM A (BYE-LAW 57)


           NOTICE OF LIABILITY TO FORFEITURE FOR NON PAYMENT OF CALL

     You have failed to pay the call of [amount of call] made on the   day of
               , 20 last, in respect of the [number] share(s) [numbers in figures] standing in your name in the Register of Members of the Company, on the
  day of                , 20  last, the day appointed for payment of such call.
You are hereby notified that unless you pay such call together with interest
thereon at the rate of        per annum computed from the said   day of
          20  last, on or before the      day of           20  next at the place
of business of the said Company the share(s) will be liable to be forfeited.

     Dated this   day of           , 20

[Signature of Secretary]
By order of the Board

                        SCHEDULE -- FORM B (BYE-LAW 65)

           TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY
                                  OF A MEMBER

     I/We having become entitled in consequence of the [death/bankruptcy] of [name of the deceased Member] to [number] share(s) numbered [number in figures] standing in the register of members of [Company] in the name of the said [name of deceased Member] instead of being registered myself/ourselves elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

     WITNESS our hands this   day of           , 20

Signed by the above-named                   )
[person or persons entitled]                )
in the presence of:                         )

Signed by the above-named                   )
[transferee]                                )
in the presence of:                         )

                                                                      APPENDIX B

                         MARVELL TECHNOLOGY GROUP LTD.

                  AMENDED AND RESTATED 1995 STOCK OPTION PLAN
                        (AS AMENDED THROUGH MAY 6, 2001)

     1. Purpose. This Plan is intended to attract and retain the best available individuals as Employees and Consultants of the Company and its Subsidiaries, to provide additional incentives to those Employees and Consultants, and to promote the success of the Company's business.

     2. Defined Terms. The meanings of defined terms (generally, capitalized terms) in this Plan are provided in Section 22 ("Glossary").

     3. Shares Reserved. Subject to Section 14, a maximum aggregate of 38,268,553 Shares may be issued under this Plan; provided however, that beginning the first business day of each fiscal year starting January 30, 2002 or after, there shall be added to this Plan the lesser of an additional (i) 10,000,000 shares of Common Stock, (ii) 5.0% of the outstanding shares of capital stock on such date, or (iii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable for any reason, any unpurchased Optioned Stock shall be available for future issuance under this Plan. Shares retained to satisfy tax withholding obligations do not reduce the number authorized for issuance.

     4. Administration.

     (a) In General. This Plan shall be administered by the Board or a Committee appointed by the Board. Once appointed, a Committee shall serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their stead, fill vacancies however caused, and terminate the Committee and thereafter directly administer this Plan.

     (b) After Exchange Act Applies. After the Company becomes subject to
Section 16 of the Exchange Act, the Board may provide for administration of this Plan with respect to Employees who are also officers or directors of the Company by a Committee constituted so as to permit this Plan to comply as a discretionary plan with Rule 16b-3 promulgated under the Exchange Act or any successor thereto. A Committee appointed under this Section 4(b) may be separate from any Committee appointed to administer this Plan with respect to Employees who are neither officers nor directors.

     (c) Powers of the Administrator. Subject to the provisions of this Plan and in the case of a Committee, the specific duties delegated by the Board, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock;

          (ii) to grant Options to such Consultants and Employees as it selects;

          (iii) to determine the terms and conditions of each Option granted, including without limitation the number of Shares of Optioned Stock, the exercise price per share, and whether an Option is to be granted as an ISO or a NSO;

          (iv) to approve forms of agreement for use under this Plan;

          (v) to determine whether and under what circumstances to offer to buy out an Option for cash or Shares under Section 13;

          (vi) to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies, or customs; and

          (vii) to construe and interpret the terms of this Plan and Options granted pursuant to this Plan.

     (d) Administrator's Decisions Binding. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options, and no member of the Administrator shall be liable for any such determination, decision, or interpretation made in good faith.

     5. Eligibility.

     (a) NSOs/ISOs. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

     (b) Limitations. If the Company or a successor issues any class of equity securities required to be registered under Section 12 of the Exchange Act or if this Plan is assumed by a corporation that has a class of such securities, the following limitations shall apply to grants of Options to Employees: No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares, adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14. If an Option is granted but canceled in the same fiscal year, it shall nonetheless count against the foregoing limit. Reduction of an Option's exercise price is treated as a cancellation of the Option and the grant of a new Option.

     6. Term of Options. The term of each Option shall be determined by the Administrator at the time of grant but shall not exceed ten years. In the case of an ISO granted to an Optionee who, at the time of grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the Option term shall not exceed five years.

     7. Date of Grant. Unless otherwise determined by the Administrator, the date of grant of an Option shall be the date on which the Administrator completes the actions necessary to grant the Option. Notice of the grant shall be given to the Optionee within a reasonable time after the date of the grant.

     8. Exercise Price and Form of Consideration.

     (a) Price. The per-Share exercise price of an Option shall be determined by the Administrator at the time of grant, but:

          (i) In the case of an ISO:

             (A) granted to an Employee who, at the time of grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per-Share exercise price shall be at least 110% of the Fair Market Value on the date of grant; or

             (B) granted to any other Employee, the per-Share exercise price shall be at least the Fair Market Value on the date of grant.

          (ii) In the case of a NSO:

             (A) granted to an Employee who, at the time of grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per-Share exercise price shall be at least the Fair Market Value on the date of grant; or

             (B) granted to any other Employee, the per-Share exercise price shall be at least 85% of the Fair Market Value on the date of grant.

Notwithstanding the foregoing, to the extent any NSO is intended to constitute "performance-based compensation" as defined in Section 162(m) of the Internal Revenue Code and is granted to any Employee subject to Section 162(m) of the Internal Revenue Code, the per-Share exercise price shall be at least the Fair Market Value on the date of grant.

     (b) Form of Payment. Payment for Shares upon exercise of an Option shall be made in any lawful consideration approved by the Administrator and may, without limitation, consist of (1) cash, (2) check, (3) other Shares that have a Fair Market Value on the date of payment equal to the aggregate exercise price of the Shares as to which Option is exercised, (4) delivery by a broker or brokerage firm approved by the

Administrator of a properly executed exercise notice together with payment of the exercise price and such other documentation as the Administrator shall require, or (5) any combination of the foregoing.

     9. Exercise.

     (a) Exercisability. Each Option shall be exercisable at such times and under such conditions as determined by the Administrator at the time of grant.

     (b) Vesting. Each Option and the corresponding Optioned Stock shall vest at such times and under such conditions as determined by the Administrator at the time of grant, and as are otherwise permissible under the terms of this Plan, including without limitation, performance criteria with respect to the Company and/or the Optionee.

     (c) Fractional Shares. An Option may not be exercised for a fraction of a Share.

     (d) Manner of Exercise; Rights as a Shareholder. Unless otherwise allowed by the Administrator, an Option shall be exercised by delivery to the Company of all of the following: (i) written notice of exercise by the Optionee, in a form approved by the Administrator and in accordance with the terms of the Option,
(ii) full payment for the Shares with respect to which the Option is exercised, and (iii) payment (or provision for payment) of withholding taxes pursuant to Subsection (g), below. Delivery of any of the foregoing may be by electronic means approved by the Administrator. The Optionee shall be treated as a shareholder of the Company with respect to the purchased Shares upon completion of exercise of the Option.

     (e) Optionee Representations. If Shares purchasable pursuant to the exercise of an Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Optionee shall, if required by the Administrator, as a condition to exercise of all or any portion of the Option, deliver to the Company an investment representation statement in a form approved by the Administrator.

     (f) Termination of Employment or Consulting Relationship. If an Optionee's Continuous Service terminates, the Optionee (or the Optionee's estate or heirs, if termination is due to death or the Optionee dies during the post-termination exercise period of the Option) may exercise the Option, (i) only within such period of time as is determined by the Administrator (but no later than the expiration date for the Option determined by the Administrator at the time of grant) and the Option shall terminate at the end of that period, and (ii) unless otherwise determined by the Administrator, only to the extent that the Optionee was entitled to exercise it at the date of termination.

     (g) Tax Withholding. The Company's obligation to deliver Shares upon exercise of an Option is subject to payment (or provision for payment satisfactory to the Administrator) by the Optionee of all federal, state, and local income and employment taxes that the Administrator determines in its discretion to be due as a result of the exercise of the Option or sale of the Shares.

     10. Rule 16b-3. Except to the extent determined by the Administrator, Options granted to persons subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 and shall contain such terms as may be required or desirable to qualify Plan transactions for the maximum exemption from Section 16 of the Exchange Act.

     11. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12. Lockup Agreement. Grant and exercise of each Option are subject to the Optionee's agreement, upon the request of (and in form and substance satisfactory to) the Company or the underwriters managing an initial firmly underwritten public offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares or any derivative security (unless included in the registration of Shares offered) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of the registration as the Company or underwriters may specify.

     13. Buyout of Options. The Administrator may at any time offer to buy out an Option for a payment in cash or Shares, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time of the offer.

     14. Changes in Capitalization or Control.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Optioned Stock and the number of Shares that have been authorized for issuance under this Plan but as to which no Options have then been granted (including the annual Share increase set forth in Section 3), or that have been returned to this Plan upon cancellation or expiration of an Option, as well as the price per share of Optioned Stock, shall be proportionately adjusted for any change in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of issued Shares effected without receipt of consideration by the Company (not counting Shares issued upon conversion of convertible securities of the Company as "effected without receipt of consideration"). Such adjustment shall be made by the Board and shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no consequent adjustment shall be made with respect to, the number or price of Shares subject to this Plan.

     (b) Change in Control. The Administrator may, in its discretion, determine at any time from and after the grant of an Option the effect that a Change in Control shall have upon the Option; provided however, that a Change in Control shall not have the effect of impairing the rights of any Optionee under any then-outstanding Option without his or her prior written consent. Without limiting the foregoing sentence, the Administrator may determine that upon a Change in Control, an Option:

          (i) shall become fully vested and exercisable either for a limited period following the Change in Control or for the remainder of the Option's term;

          (ii) shall terminate upon or after a specified period following the Change in Control;

          (iii) shall be cancelled in exchange for cash in the amount of the excess of the fair market value of the Optioned Shares over the exercise price upon termination; or

          (iv) shall be treated as provided under a combination of clauses (i) through (iii), or shall be so treated only if not adequately assumed (or substituted for) by a surviving or successor person or entity in the transactions or events that give rise to the Change in Control.

For purposes of this Section 14(b), (x) the occurrence of any of the foregoing clauses (i), (ii), (iii) or (iv) shall not constitute an impairment of the rights of any Optionee and (y) the "Administrator" shall be the Administrator as constituted before the Change in Control occurs.

     15. Amendments. The Board may at any time amend, alter, suspend, or discontinue this Plan, but no such action shall impair the rights of any Optionee under any then-outstanding Option without his or her prior written consent.

     16. Securities Regulation Requirements.

     (a) Compliance with Rule; Buy-Out Offer. In general, Shares shall not be issued pursuant to the exercise of an Option unless the exercise of the Option and issuance of the Shares comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any stock exchange or national market system upon which the Shares may then be listed, and the requirements of any regulatory body having jurisdiction. When the Company receives notice of exercise of an Option, if the Administrator believes in its discretion that the period before Shares may be issued will exceed 21 days, the Administrator shall (unless it determines that such an offer is itself prevented by the rules described in the preceding sentence) make an offer pursuant to Section 13 to buy out the portion of the Option corresponding to the number of Shares whose issuance is thus prevented. The buy-out offer shall be valid for at least 21 days.

     (b) Optionee Investment Representation. As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     17. Written Option Agreements. Options shall be evidenced by written agreements in a form the Administrator approves from time to time. The written agreement shall designate the Option as either an Incentive Stock Option or a Nonstatutory Stock Option. Delay in executing a written agreement shall not affect the date of grant of an Option; however, an Option may not be exercised until a written agreement has been executed by the Company and the Optionee.

     18. Shareholder Approval. This Plan is subject to approval by the shareholders of the Company within 12 months after the Board initially adopts this Plan. Shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is listed.

     19. Information to Optionees. The Company shall provide to each Optionee copies of financial statements at least annually, at the same time and in the same form as it furnishes such information to its shareholders. The Company shall not be required to provide such statements to key employees whose duties assure their access to equivalent information.

     20. No Employment Rights. This Plan does not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     21. Term of Plan. This Plan shall become effective upon the earlier to occur of the initial adoption by the Board or initial approval by the shareholders of the Company, as described in Section 18. It shall continue in effect for a term of ten years unless sooner terminated under Section 15.

     22. Glossary. The following definitions apply for purposes of this Plan:

          (a) "Administrator" means the Board or a committee appointed by the Board under Section 4.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Change in Control" means a change in ownership or control of the Company by any of:

             (i) a merger or consolidation in which the holders of stock possessing a majority of the voting power in the surviving entity (or a parent of the surviving entity) did not own a majority of the Common Stock immediately before the transaction;

             (ii) the sale of all or substantially all of the Company's assets to any other person or entity (other than a Subsidiary);

             (iii) the liquidation or dissolution of the Company;

             (iv) the direct or indirect acquisition by any person or related group of persons of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders that the Board does not recommend that the shareholders accept, or

             (v) a change in composition of the Board over a period of 36 consecutive months such that a majority of the Board ceases, by reason of one or more contested elections for Board membership, to be composed of individuals who either (A) have been Board members continuously since the beginning of that period or (B) have been elected or nominated for election as Board members during that period by at least a majority of the Board members described in clause (A) who were in office when the Board approved the election or nomination.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Common Stock" means the common stock of the Company.

          (f) "Company" means Marvell Technology Group Ltd., a Bermuda corporation.

          (g) "Consultant" means any person, other than an Employee, who is engaged by the Company or any Parent or Subsidiary to perform consulting or advisory services.

          (h) "Continuous Service" means that an Optionee's employment and/or consulting relationship with the Company or a Parent or Subsidiary is not interrupted or terminated. Continuous Service is not interrupted by (i) any leave of absence approved by the Company, (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary, or any successor, or (iii) changes in status from Employee to Consultant or Consultant to Employee.

          (i) "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" means, as of any date, the value of common Stock determined as follows:

             (i) If the Common Stock is quoted on an established stock exchange or national market system, including without limitation the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, Fair Market Value shall be the closing sales price (or the closing bid, if no sales are reported) as quoted on that exchange or system for the day of the determination, as reported in The Wall Street Journal or an equivalent source, or if the determination date is not a trading day, then on the most recent preceding trading day;

             (ii) If the Common Stock is quoted on NASDAQ (but not on the National Market System) or regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of the determination, or on the most recent preceding trading day if the determination date is not a trading day; or

             (iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Administrator.

          (l) "Incentive Stock Option" or "ISO" means an Option intended to qualify as an "incentive stock option" within the meaning of, and to the extent otherwise permitted by, Section 422 of the Code.

          (m) "Nonstatutory Stock Option" or "NSO" means an Option not intended to qualify as an ISO.

          (n) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (o) "Option" means a stock option granted pursuant to this Plan.

          (p) "Optioned Stock" means the Common Stock subject to an Option.

          (q) "Optionee" means the Employee or Consultant who receives an Option and includes any person who owns all or any part of an Option, or who is entitled to exercise an Option, after the death or disability of an Optionee.

          (r) "Parent" means a "parent corporation," present or future, as defined in Section 424(e) of the Code.

          (s) "Plan" means this Amended and Restated 1995 Marvell Technology Group Ltd. Stock Option Plan.

          (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14(a).

          (u) "Subsidiary" means a "subsidiary corporation," present or future, as defined in Section 424(f) of the Code.

                          APPENDIX TO THE AMENDED AND
                        RESTATED 1995 STOCK OPTION PLAN
                        OF MARVELL TECHNOLOGY GROUP LTD.
                        IN RESPECT OF ISRAELI EMPLOYEES

1. Purpose

     The purpose of this appendix is to modify, to the extent set forth herein, the Amended and Restated 1995 Marvell Technology Group Ltd. Stock Option Plan (the "PLAN") in respect of the Israeli employees of Marvell Technology Group Ltd. and its affiliates and subsidiaries who are eligible to participate in the Plan in accordance with its terms, in order to reflect the specific requirements of the Israeli law.

2. Defined Terms

     (a) Capitalised terms used but not defined herein shall have the meanings provided in Section 22 of the Plan.

     (b) In addition, in this Appendix, the following terms shall have the meanings set forth beside them:

        "102 Provisions"                 The provisions of section 102 of the Ordinance and of the
                                         Income Tax Rules (Tax Relief in Allocating Shares to
                                         Employees), 5749-1989, as they shall apply from time to
                                         time on shares and options issued hereunder, including the
                                         Special Conditions;
        "Effective Date"                 The latest of the date the Options were issued or the date of the Income Tax Commissioner approval that the Plan
                                         satisfies the Special Conditions;
        "Employer"                       The Company, any of its Subsidiaries or its Parent
                                         employing Israeli Employees;
        "Israeli Employees"              Employees subject to taxation in Israel;
        "Trustee"                        Galileo Technology Ltd., or in the alternate, the Trust
                                         Company of Investek Bank, or any other trustee who shall
                                         replace same by the Board for the purposes of this Plan;
        "Ordinance"                      The Income Tax Ordinance (New Version), 5721-1961;
        "Special Conditions"             Special conditions set by the Israeli Income Tax
                                         Commissioner in connection with the issuance of the
                                         Options hereunder, by the power vested in him/her under
                                         section 102 of the Ordinance, if and to the extent the
                                         Commissioner shall so set;
        "Tax Lockup Period"              Two years following the Effective Date or such other
                                         period of time in accordance with the 102 Provisions, as
                                         they shall be amended from time to time.

     (c) The Israeli Employees shall be entitled to exercise their options in accordance with the terms of the Plan, subject to the terms of this Appendix. In the event of any contradiction between any term of this Appendix and any term of the Plan, the provisions of this Appendix shall override with respect to the Israeli Employees, in respect of whom this Appendix shall constitute an integral part of the Plan and references to the Plan in respect of the Israeli Employees shall be interpreted accordingly.

3. Special Conditions

     (a) The Company shall apply to the Income Tax Commissioner to approve the Trustee and the Plan under the 102 Provisions. Subject to the approval of this Plan by the Israeli Income Tax Commissioner, the Special Conditions shall apply to the plan and to this Appendix.

     (b) The Administrator shall exercise its discretion under the Plan in accordance with the terms of this Appendix.

4. Eligibility

     Options shall not be granted to any Israeli Employee who is, or on giving effect to such grant, will become, the holder of a controlling interest ("baal shlita") in the Company, as defined in section 32(9) of the Ordinance.

5. Trust

     (a) The Options and the Shares shall be issued directly in the name of the Trustee and shall be held in escrow by the Trustee for the Israeli Employees' benefit, for no less then the Tax Lockup Period, all according to the terms of this Appendix.

     (b) In the event that bonus shares shall be issued on account of the Shares, such bonus shares shall be issued by the Company to the Trustee. The 102 Provisions shall apply to such bonus shares for all purposes.

     (c) The Trustee shall be entitled to set additional exercise procedures to those described in the Plan, as the Trustee shall see fit, provided that the Trustee has given the Company prior written notice of any such procedures.

6. Taxes

     (a) The Israeli Employees shall be taxed in respect of the Options in accordance with the provisions of the Ordinance, including the 102 Provisions. The Israeli Employee will not be entitled to the exemption from tax contained in sections 95 or 97(a) of the Ordinance.

     (b) Without derogating from section 9(g) of the Plan, any tax imposed in respect of the Options and/or the Shares and/or the sale and/or the transfer of the Options and/or the Shares shall be borne solely by the Israeli Employee, and in the event of the death of the Israeli Employee, by the Israeli Employee's heirs or successors. The Employer, shall not bear the aforementioned taxes, directly or indirectly, nor shall the Employer be required to gross such tax up in the Israeli Employee's salaries or remuneration. The imposed tax shall be paid by the Israeli Employee or deducted, on the date such tax is payable, from the sale consideration paid to the Trustee by the Israeli Employee, as applicable.

     (c) At the end of the Tax Lockup Period, the Israeli Employee (or the Israeli Employee's heirs or successors) shall be entitled at any time to instruct the Trustee to transfer the Options or the Shares to which such Israeli Employee is entitled to the Israeli Employee or its nominees, or, if appropriate, to sell the Shares and pay the consideration received to the Israeli Employee.

     Subject to the 102 Provisions, the Trustee shall not transfer the Options and/or the Shares to the Israeli Employee's name, and shall not transfer the consideration received from the sale of the Shares to the Israeli Employee, unless one of the following conditions shall be fulfilled:

          (i) The Israeli Employee has provided the Trustee with certification from the assessing officer that the tax has been paid; or

          (ii) The Israeli Employee has paid the Trustee an amount equal to 30% of the "consideration", as defined in section 102 of the Ordinance (the "Taxable Consideration") for such sale, and the Trustee has reviewed the manner of calculating the payable amount and is fully satisfied that the calculation was performed lawfully; or

          (iii) The Trustee has deducted an amount equal to 30% of the Taxable Consideration from the consideration received from the sale of the Shares.

     (d) The effects of any future amendment to the tax arrangements which apply to the issuance of securities to the Israeli Employees, shall apply to the Israeli Employees in accordance with such provisions of law, and the Israeli Employees shall bear the full cost thereof, unless the modified arrangement expressly provides otherwise.

     (e) Each Israeli Employee shall indemnify the Employer and/or the Trustee, immediately upon receipt of notice from the Employer and/or the Trustee, for any amount (including interest and/or fines of any type and/or linkage differentials in respect of tax and/or withheld tax) payable by such Israeli Employee under law (including under the 102 Provisions), and which has been paid by the Employer or the Trustee or which the Employer or the Trustee are required to pay by the tax authorities.

     (f) Should the Israeli Amendment of Tax Law Bill 2000 (or any other substantially similar draft legislation) (the "NEW LAW") enter into effect, the Board shall be entitled, at its absolute discretion, to order the Trustee to make an application to the Israeli Tax Commission in order to request that the provisions set out in the New Law, which replace the 102 Provisions, shall apply to the Israeli Employees, regarding either existing or future allotments, as shall be determined in the New Law.

7. Miscellaneous

     (a) The Israeli Employees shall sign any document required by the Trustee or the Income Tax Commission to give effect to the provisions of this Appendix.

     (b) Without derogating section 20 of the Plan, it is hereby acknowledged that the Options and/or the Exercise Shares are extraordinary, one-off benefits granted to the Offerees, and are not and shall not be deemed a salary component for any purpose whatsoever, including in connection with calculating severance compensation under the Severance Pay Law, 5723-1963 and the regulations promulgated thereunder.

     (c) The grant of Options to each Israeli Employee shall be made in consideration of a waiver on the part of such Israeli Employee of a portion of the Israeli Employee's salary in the amount of NIS 1.

     (d) In the event of a change in control of the Company is proposed during the Tax Lock Up Period, the consummation which will cause the breach of the terms of the 102 Provisions, the Company will use its best efforts to apply to the Israeli Tax Authorities to obtain a pre-ruling to regulate the tax treatment applicable to the Options in the context of the proposed transaction.

     (e) Except as expressly provided in this Appendix, the provisions of this Appendix do not supercede any provisions of the Plan, and the provisions of the Plan shall govern all Options granted to Israeli Employees.

                                                                      APPENDIX C

                         MARVELL TECHNOLOGY GROUP LTD.

                        AMENDED AUDIT COMMITTEE CHARTER

PURPOSE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Marvell Technology Group Ltd. (the "Company") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to its shareholders, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP AND MEETINGS

     The Committee shall be comprised of not less than three non-employee members of the Board. The Board shall designate a chairman of the Committee. The Committee's composition will meet the requirements of the Audit Committee Policy of the NASDAQ.

     Accordingly, all of the members will be directors who:

     - Have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     - Are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

     The Committee shall meet at least four times annually or more frequently as the committee may deem appropriate.

KEY RESPONSIBILITIES

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including any internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     - Review and discuss with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

     - Review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

     - Discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

     - The audit committee shall review the independence and performance of the auditors. With respect to the independence of the independent auditors, the Committee shall:

        - Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

        - Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

        - Recommend that the Board take appropriate action to oversee the independence of the outside auditor.

     - The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

OTHER MATTERS

     The Committee shall prepare such reports as are required by the Securities and Exchange Commission for inclusion in the Company's annual proxy statement and maintain minutes of its meetings.

                   THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

                                       OF

                         MARVELL TECHNOLOGY GROUP LTD.

                         WILL BE HELD AT THE OFFICES OF
                          MARVELL SEMICONDUCTOR, INC.
                               525 ALMANOR AVENUE
                          SUNNYVALE, CALIFORNIA 94085

                                       ON
                            THURSDAY, JUNE 21, 2001
                           AT 10:00 A.M., LOCAL TIME

DIRECTIONS:

FROM SAN FRANCISCO AIRPORT: Take the 101 South. Take the Mathilda Avenue exit towards Sunnyvale. Turn right onto Almanor. (approximate time 30 minutes)

FROM SAN JOSE AIRPORT: Take the 101 North. Take the Mathilda Avenue South exit towards Sunnyvale. Turn right onto Almanor. (approximate time 15 minutes)

                   THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                       OF
                         MARVELL TECHNOLOGY GROUP LTD.
                                WILL BE HELD AT:

                          Marvell Semiconductor, Inc.
                               525 Almanor Avenue
                          Sunnyvale, California 94085
                            Thursday, June 21, 2001
                             10:00 a.m., Local Time

For your vote to count, your proxy card must be received at least two hours prior to the Annual General Meeting at the address set forth on the reverse hereof. Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be represented and voted. Please complete, sign, date and return this proxy card. Returning this proxy card does NOT deprive you of your right to attend the Annual General Meeting and to vote your shares in person.

                           X  FOLD AND DETACH HERE  X
 ................................................................................

                         MARVELL TECHNOLOGY GROUP LTD.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
          THE COMPANY FOR THE ANNUAL GENERAL MEETING ON JUNE 21, 2001

The undersigned, a shareholder of MARVELL TECHNOLOGY GROUP LTD., a Bermuda corporation ("Marvell"), acknowledges receipt of a copy of the Notice of Annual General Meeting of Shareholders of Marvell and the accompanying Proxy Statement and Marvell's Annual Report on Form 10-K for the year ended January 27, 2001; and, revoking any proxy previously given, hereby constitutes and appoints Sehat Sutardja and George Hervey, and each of them, his, her or its true and lawful agents and proxies with full power of substitution in each, to vote the shares of common stock of Marvell standing in the name of the undersigned at the Annual General Meeting of Shareholders of Marvell to be held on Thursday, June 21, 2001 at 10:00 a.m., local time, and at any adjournment thereof, on all matters coming before such meeting as set forth on the reverse hereof or, to the extent no such instruction is given, as set forth herein, and authorizes each of the undersigned's lawful agents and proxies to vote in his discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                          YOUR VOTE IS VERY IMPORTANT.

                                                                SEE REVERSE
                                                                    SIDE

                         MARVELL TECHNOLOGY GROUP LTD.
                         PROXY VOTING INSTRUCTION CARD
Dear Marvell Shareholder:

     Your vote is important. Please consider the proposals discussed in Marvell's enclosed Proxy Statement and cast your vote by:

     - Completing, dating, signing and mailing the proxy card in the enclosed postage-paid envelope; or

     - Sending the proxy card, if the envelope is missing, to:

         Marvell Technology Group Ltd.
         c/o First Union National Bank
         Attn: Proxy Tabulation NC-1153
         P.O. Box 217950
         Charlotte, NC 28254-3555

     If you receive more than one set of proxy materials from Marvell, please act promptly on each set you receive because each set represents separate shares. If you return multiple cards, you may use the same return envelope. Please indicate if you plan to attend the meeting in the box provided. If you wish to revoke your proxy you may do so at any time before your proxy is voted at the Annual General Meeting. You can do this in one of three ways:

          (1) you can send a written notice stating that you want to revoke your proxy;
          (2) you can complete and submit a new proxy card; or
          (3) you can attend the Annual General Meeting and vote in person.

     You must submit your notice of revocation or a new proxy card to Marvell at the address set forth above. Your notice of revocation must be received at least two hours prior to the Annual General Meeting.

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

[X] Please mark your votes as in this example.

-----------------------------------------------------------------------------------------------------------------------
                     UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES
                            FOR DIRECTOR AND EACH PROPOSAL OF MARVELL LISTED BELOW.
-----------------------------------------------------------------------------------------------------------------------
1. Election of           Nominees:           2. Approval of Marvell's  3. Approval of Marvell's  4. Re-appointment of
four directors           1. Manuel Alba      Second Amended and        Amended and Restated      PricewaterhouseCoopers
                         2. John M. Cioffi   Restated Bye-Laws         1995 Stock Option Plan    LLP as the independent
                         3. Paul R. Gray                                                         auditors of Marvell
                         4. Avigdor Willenz                                                      for Marvell's 2002
                                                                                                 fiscal year and
                                                                                                 authorization for the
                                                                                                 Board of Directors of
                                                                                                 Marvell to fix the
                                                                                                 auditor's remuneration
FOR all Nominees listed  WITHHOLD authority                                                      for fiscal 2002
(except as marked to        to vote for
the contrary below)         all nominees     FOR   AGAINST   ABSTAIN   FOR   AGAINST   ABSTAIN   FOR  AGAINST  ABSTAIN
        [ ]                     [ ]          [ ]     [ ]       [ ]     [ ]     [ ]       [ ]     [ ]    [ ]      [ ]

To withhold authority to vote for any
nominee(s), write the name(s) of such
nominee(s) in the space provided below.

---------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                          [ ] I plan on attending the meeting.

                                          This proxy must be signed exactly as
                                          the shareholder name appears hereon.
                                          In the case of joint ownership, any
                                          owner may sign but the vote of a
                                          senior shareholder who tenders a vote,
                                          in person or by proxy, will be
                                          accepted to the exclusion of the other
                                          owners. Seniority is determined by the
                                          order in which the names stand in the
                                          Register of Shareholders. Executors,
                                          administrators, trustees, etc., should
                                          give their full title, as such. If the
                                          shareholder is a corporation, a duly
                                          authorized officer should sign on
                                          behalf of the corporation and should
                                          indicate his or her title.

                                          --------------------------------------

                                          --------------------------------------
                                          SIGNATURE(S)                  DATE